         SEMI-ANNUAL REPORT
      ------------------------------------------------------
         February 28, 1998




               NEUBERGER&BERMAN
               EQUITY FUNDS-Registered Trademark-

         Neuberger&Berman
               FOCUS FUND

         Neuberger&Berman
               GENESIS FUND

         Neuberger&Berman
               GUARDIAN FUND

         Neuberger&Berman
               INTERNATIONAL FUND

         Neuberger&Berman
               MANHATTAN FUND

         Neuberger&Berman
               PARTNERS FUND

         Neuberger&Berman
               SOCIALLY RESPONSIVE FUND

TABLE OF CONTENTS

    THE FUNDS

    CHAIRMAN'S LETTER                              A-4

    PORTFOLIO COMMENTARY
Focus Fund                                         A-5
Genesis Fund                                       A-8
Guardian Fund                                     A-11
International Fund                                A-14
Manhattan Fund                                    A-17
Partners Fund                                     A-20
Socially Responsive Fund                          A-23

    PERFORMANCE HIGHLIGHTS                         B-1

    FINANCIAL STATEMENTS                           B-2

    FINANCIAL HIGHLIGHTS
      PER SHARE DATA
Focus Fund                                        B-13
Genesis Fund                                      B-14
Guardian Fund                                     B-15
International Fund                                B-16
Manhattan Fund                                    B-17
Partners Fund                                     B-18
Socially Responsive Fund                          B-19

    THE PORTFOLIOS

    SCHEDULE OF INVESTMENTS
      TOP TEN EQUITY HOLDINGS
Focus Portfolio                                   B-23
Genesis Portfolio                                 B-25
Guardian Portfolio                                B-30
International Portfolio                           B-33
Manhattan Portfolio                               B-39
Partners Portfolio                                B-41
Socially Responsive Portfolio                     B-44

    FINANCIAL STATEMENTS                          B-48

    FINANCIAL HIGHLIGHTS
Focus Portfolio                                   B-64
Genesis Portfolio                                 B-65
Guardian Portfolio                                B-66
International Portfolio                           B-67
Manhattan Portfolio                               B-68
Partners Portfolio                                B-69
Socially Responsive Portfolio                     B-70

    DIRECTORY                                      C-1

    OFFICERS AND TRUSTEES                          C-2

CHAIRMAN'S LETTER                                               April 17th, 1998

Dear Fellow Shareholder,
  At the end of this semi-annual reporting period (February 28, 1998), the major market indices stood at record levels. However, the preceding six months have not been easy. The Asian currency crisis that surfaced in mid-summer caused considerable damage to a number of sectors of the domestic equities market in late 1997. In what we viewed as a classic Wall Street "shoot first and ask questions later" response, technology stocks were among the casualties. Neuberger&Berman portfolio managers were faced with a classic investment dilemma -- think short term and retreat, or hold their ground in sectors and individual stocks they believed to have outstanding long-term performance potential. I'm proud to say, they chose the latter option, and so far in early 1998, were rewarded for their persistence.
  In today's volatile equity markets, investors' patience and discipline is tested on a daily basis. Experienced investors realize that the prospect for superior long-term returns is diminished by overreaction to short-term events. At Neuberger&Berman, we pride ourselves on being farsighted. We are not influenced by emotion or market fads and fashion. We strive to be coldly analytical and focus on where we think a stock will be in three years, not three months. We believe if we can successfully ignore the market's constant static and focus on the long-term fundamental message, we will achieve our goal of providing shareholders solid long-term returns.

Sincerely,

/s/ Stanley Egener

Stanley Egener
Chairman of the Board
Neuberger&Berman Equity Funds

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Focus Fund

   THE MANAGEMENT TEAM OF KENT SIMONS AND KEVIN RISEN EMPLOY A SECTOR-SPECIFIC APPROACH TO SHAPING THE PORTFOLIO. FIRST, THEY IDENTIFY SIX ECONOMIC SECTORS (OUT OF A POSSIBLE 13) THEY BELIEVE TO BE MOST UNDERVALUED. THEY THEN FOCUS ON WELL-MANAGED, FINANCIALLY SOUND INDUSTRY LEADERS IN EACH CHOSEN ECONOMIC SECTOR. THE PORTFOLIO MANAGEMENT TEAM FAVORS COMPANIES WITH ABOVE MARKET AVERAGE EARNINGS GROWTH POTENTIAL TRADING AT BELOW MARKET AVERAGE PRICE/ EARNINGS MULTIPLES.

  For the six months ending February 28, 1998, the fund returned 9.07% versus the Standard & Poor's 500 Index's 17.64% gain (see page B1 for average annual total returns through March 31, 1998).*
  Over this six-month reporting period, our financial holdings, particularly mortgage lenders and insurance stocks, performed quite well. The portfolio's retail and auto stocks also contributed to returns. Our technology and healthcare stocks (primarily HMOs) restrained performance.
  Quoting from our 1997 Annual Report letter, "One of the premises of value investing is that over the long term, the stock market is a rational animal and that stock prices will ultimately reflect the underlying economic value of companies. Over the short term, the market and individual stock prices are influenced by investor emotion, fad, fashion and momentum." In our opinion, emotion carried the day in calendar fourth quarter 1997. When Asian currencies began toppling like dominoes last fall, investors bailed out of stocks of American companies with exposure to Far Eastern markets. Technology stocks were particularly hard hit.
  We can't say we anticipated the Asian currency crisis. However, when Asian currency problems began surfacing in late summer/early fall, we took a hard look at our technology holdings, trying to gauge the impact Asian economic problems would have on earnings. We concluded that barring a real doomsday scenario in which Korea crashed taking Japan and China down with it, in most cases, any earnings problems would be short-lived. We then had a choice. We could think

----------------------------------------------------------------------
          Focus Fund (Cont'd)
short term and sell stocks we viewed as exceptional long-term fundamental bargains or we could stand pat and weather the storm. We chose the latter option and while the portfolio took on some water in late 1997, the ship righted itself in early 1998, and progressed at a steady pace propelled in part by a technology stock recovery. We believe our decision will be further justified in the year ahead.
  In a related issue, today's extreme market volatility is a cross investors may have to bear for the foreseeable future. Business values rarely change as rapidly as stock prices, even in more stable markets. This can be a blessing -- value investors like us depend on inefficient pricing for opportunities. It can also be a curse when a portfolio holding declines 10%, 15% and even 25% in a day following a very modest earnings shortfall. We have and probably will continue to periodically suffer from such silliness. This will not turn us into day traders. To paraphrase Warren Buffett, short term (and it seems to be getting shorter by the day), the market is a voting machine, but longer term, it is a weighing machine. We will continue to weigh the long-term fundamental merits of companies such as the following.
  Chase Manhattan stock declined along with the other money center banks as investors responded to Asian currency turmoil. It then came roaring back as investors appeared to collectively realize that the impact of Asian economic problems would likely be minimal. With the merger with Chemical Bank in 1996, Chase Manhattan is now the largest bank holding company in the U.S. The integration of the merged companies is well along and Chase is now prepared to concentrate on growing revenues and earnings. Chase has a nice balance between global wholesale banking (investment banking, financial advisory, trading and investment services) and domestic consumer banking. It is also now the third largest credit card issuer in the U.S. Management has some ambitious, but in our opinion, achievable goals for the company, including 15% operating earnings growth and a return on equity of 18% or higher in 1998. Wall Street appears under-whelmed by Chase as is evidenced by its well below market average P/E. However, companies like Citicorp

----------------------------------------------------------------------
          Focus Fund (Cont'd)
and Merrill Lynch view Chase as a very strong competitor. We agree. We reserve the right to change our opinion on Chase without notice if fundamentals warrant it. However, at present, we view it as a real value.
  The preceding six months has tested our patience and discipline. We have persevered and are encouraged by the portfolio's rapid comeback after a very tough start. Our value-oriented approach is validated in our long-term performance record. We believe it will continue to serve our shareholders well.

Sincerely,

/s/ Kent Simons      /s/ Kevin Risen

Kent Simons and Kevin Risen
PORTFOLIO CO-MANAGERS

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the portfolio are subject to change. No single holding of the portfolio makes up more than a small fraction of the portfolio's total assets. Prior to November 1, 1991, the investment policies of the portfolio required that it invest a substantial portion of its assets in the energy field. While the value-oriented approach is intended to limit risks, the portfolio -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

 Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Genesis Fund

   PORTFOLIO CO-MANAGERS JUDITH VALE AND ROBERT D'ALELIO FOCUS ON
   "EASY-TO-UNDERSTAND" COMPANIES IN THE LESS GLAMOROUS SECTORS OF THE SMALL-CAPITALIZATION STOCK UNIVERSE. BY AVOIDING THE CUTTING EDGE TECHNOLOGY COMPANIES THAT ATTRACT SO MUCH SPECULATIVE ATTENTION IN THE SMALL-CAP MARKET, THEY ARE BETTER ABLE TO IDENTIFY FUNDAMENTALLY UNDERVALUED STOCKS WITH EXCEPTIONAL GROWTH POTENTIAL. THIS VALUE-ORIENTED APPROACH TO SMALL-CAP INVESTING TRANSLATES INTO A PORTFOLIO WITH FAVORABLE RISK/REWARD CHARACTERISTICS.

  For the six-month period concluding February 28, 1998, the fund returned 5.65% compared to the Russell 2000's 9.64% gain over the same time period (see page B1 for average annual total returns through March 31, 1998).*
  During this six-month reporting period, good performance from regional banks, commercial aerospace component manufacturers, REITs and utilities stocks was offset by the poor performance of oil services and drilling companies. The regional banks benefited from declining interest rates, steady earnings gains, merger activity in the industry, and in some cases, a favorable outlook for the positive resolution of "goodwill" lawsuits against the federal government. We took profits in some of our bank holdings, which in our opinion, had become fully priced. However, we believe selected regional banks still present an excellent opportunity going forward. We also took some profits in commercial aerospace manufacturers, but remain committed to the group. New airplane demand may slacken somewhat with Asian economic weakness, but backlogs remain high and earnings could continue to advance at an attractive rate.
  We think Wall Street has overreacted to the decline in oil prices resulting from what we believe to be short-term phenomena. More importantly, in our opinion, the Street is ignoring secular factors strongly benefiting oil service and drilling companies. El Nino's warm winter weather pattern and inventory liquidation in Asia has reduced energy demand. Increased production from OPEC has increased supply. However, depletion rates (the naturally occurring decline in annual production capacity from existing reserves) have not come down significantly. With only about 5% "shut in" production (readily available

----------------------------------------------------------------------
          Genesis Fund (Cont'd)
in-ground reserves) versus 30% five years ago, we believe energy companies will be forced to maintain drilling activity at or near current levels even with lower oil prices. Over the short term, we may see some exploration projects curtailed. But, this is not likely to have a materially negative impact on the oil service and drilling industries that, due to a long period of under investment, remain capacity constrained.
  Looking ahead, El Nino years have historically been followed by cold winters, OPEC has shown no taste for extended price wars, and Asia will probably have to rebuild energy inventories. These are pluses for oil pricing. Also, oil services and drilling company stocks have been hit so hard, they now appear attractive relative to underlying asset values. The recent Halliburton/Dresser Industries merger and EVI's acquisition of Weatherford Entera, may foreshadow extensive consolidation in the oil patch.
  Over the last six months, we have made a significant commitment to utilities. Utilities have been under the cloud of ongoing deregulation. This cloud has started to dissipate. Selective electric utilities are being allowed to divest power-generating assets and become pure power distributors. This is not only helping to reduce some of the risks that have plagued the industry (most notably nuclear generating facilities), but is also providing a lot of cash to reduce debt, repurchase shares and go shopping for other utilities companies. Regulatory roadblocks for natural gas utilities are also coming down.
  We believe the utilities industry is ripe for consolidation. Similar to the banking industry five years ago, there are just too many utilities. Consolidation could create economies of scale and enhance profits. We may also see local and regional electricity companies combining with natural gas utilities to provide one stop shopping in their operating areas. The portfolio owns a diversified group of utilities companies -- approximately half electric, half gas -- in different geographic areas in the U.S. We believe these positions will energize the portfolio in the year ahead.
  As is our custom, we will discuss a portfolio holding that demonstrates our value-oriented investment discipline. This should not be construed as a recommendation and we reserve the right to sell any security without notice should fundamental developments warrant doing so.

----------------------------------------------------------------------
          Genesis Fund (Cont'd)

  Texas Industries, a cement and specialty steel producer, has done well as constrained capacity in the cement industry has improved pricing and profits. Recent years' strong free cash flow has allowed the company to reduce debt, repurchase shares, buy all of Chapparal Steel and develop a new cement production process, which it is starting to sell to other cement companies not competing in its markets. In view of the strong construction market, which we expect to continue to benefit the company's cement and specialty steel operations, and the prospects for fee income from selling the new cement processing technology, we expect earnings growth to continue to be impressive. Despite a nice run, Texas Industries stock still sells at just about 14 times earnings. In the interest of full disclosure, we have taken some profits in the stock to reduce what had become a very large position in the portfolio. However, we still view Texas Industries as an attractive fundamental situation that demonstrates our research discipline and value focus.
  In closing, we are disappointed with the fund's lackluster performance during this reporting period following its exceptionally good returns in fiscal 1996 and 1997. We believe the portfolio is well positioned to regain performance momentum in the year ahead.

Sincerely,

/s/ Judith Vale      /s/ Robert D'Alelio

Judith Vale and Robert D'Alelio
PORTFOLIO CO-MANAGERS

*The Russell 2000-Registered Trademark- Index is an unmanaged index generally considered to be representative of small stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The portfolio invests in many securities not included in the above-described index.

 The risks involved in seeking capital appreciation from investments principally in companies with small market capitalization are set forth in the prospectus. The composition, industries and holdings of the portfolio are subject to change. Genesis Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

 Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Guardian Fund

   PORTFOLIO CO-MANAGERS KENT SIMONS AND KEVIN RISEN FOCUS ON "FIRST RATE" COMPANIES IN INDUSTRIES THAT ARE CURRENTLY OUT OF FAVOR. RECOGNIZING THAT "CHEAP" STOCKS ARE NOT NECESSARILY UNDERVALUED, THEY SEEK WELL MANAGED, FINANCIALLY SOUND COMPANIES TRADING AT FUNDAMENTALLY ATTRACTIVE PRICES RELATIVE TO THEIR LONG-TERM EARNINGS GROWTH POTENTIAL. BY CONCENTRATING THE PORTFOLIO IN HIGH QUALITY WALL STREET "ORPHANS", THE PORTFOLIO MANAGEMENT TEAM ATTEMPTS TO CONSISTENTLY TAKE ADVANTAGE OF OPPORTUNITIES CREATED BY INVESTORS' OVER-REACTION TO REAL OR PERCEIVED PROBLEMS.

  For the six-month period concluding February 28, 1998, the fund returned 5.66% versus the Standard & Poor's 500 Index's 17.64% gain
(see page B1 for average annual total returns through March 31, 1998).*
  Over the last six months, our financial holdings (banks, insurance and consumer finance) performed quite well. Our auto and airline holdings also contributed to returns. Our technology holdings, particularly in the computer, semiconductor and semiconductor equipment sectors, were hit hard. The portfolio's healthcare holdings, primarily HMOs, also restrained returns.
  Over the last six months, equity investors were confronted by two powerful and conflicting forces -- the potentially negative impact of the Asian currency crisis on U.S. corporate earnings and a bond rally that drove interest rates to levels supporting higher valuations for stocks. These crosscurrents resulted in extreme volatility for the market and our portfolio. Bank stocks were dragged under briefly, but made it to higher ground by the end of the reporting period. Technology stocks were really swamped in late 1997 and although they came back in early 1998, remain underwater.
  What were we doing as the waters swirled around us? What we always do -- our homework. When Asian currency problems began surfacing in late summer, we began taking a hard look at all our technology stock holdings to assess the impact Asian economic problems would have on earnings. In general, we concluded that any earnings problems resulting from Asian economic weakness would likely be short-lived. So, Wall Street be damned, we decided to stick

----------------------------------------------------------------------
          Guardian Fund (Cont'd)
with what we viewed as outstanding long-term bargains. We paid the price in late 1997. Going forward, we believe our discipline and patience in what we see as a very undervalued technology group will be rewarded.
  With our portfolio under the gun in fourth quarter 1997, we received some criticism for owning technology stocks in a value portfolio. This prompted us to review our investment discipline for our critics. We are trying to buy good companies when they are cheap. This demands intensive research and independent thinking. We are not influenced by the common perception that certain groups like technology are for growth stock investors only. We feel perfectly justified buying outstanding technology companies with well above market average long-term earnings prospects when they are trading at below market average multiples. In our opinion, that is the very definition of value. Ironically, we received similar criticism for our large positions in drug stocks in 1993. The pharmaceuticals were thought to be another growth group that had no place in value portfolios. Well, at the time we were buying them, they were fundamentally cheap and became one of the very best performing groups in our portfolio in the mid 90's.
  Our ongoing commitment to bank stocks has also been questioned. The most commonly voiced concern has been that after recent years' strong performance, bank stocks are now trading well above historic valuations and therefore, are no longer value plays. In our opinion, selected bank stocks are trading above historic valuations for very good reasons. Declining interest rates, productivity gains, favorable demographics, a less cyclical economy and consolidation were helping banking companies grow earnings at a much higher rate than in the past and in many cases, at above market average rates. Yet, despite recent years' excellent performance, selected bank stocks are still trading at P/Es well below the market's. Once again, in our eyes, clearly defined value.
  Applied Materials (AMAT) was one of our technology holdings that got beaten up in late 1997. AMAT is the technological and market leader in equipment that layers electrically conductive materials on to

----------------------------------------------------------------------
          Guardian Fund (Cont'd)
semiconductor chips. The economic malaise in the Far East may impact revenues and earnings in the next several quarters. However, looking past any short-term Asia-induced weakness, we believe AMAT could lead a major semiconductor industry technology upgrade. If so, we think AMAT's revenues and earnings will grow well in excess of the market averages over the longer term. Yet, as of February 28, 1998, based on our 1998 earnings projections, AMAT stock was still trading at a price/earnings ratio discount to the S&P "500." We think this represents excellent value. Be reminded that when we discuss individual securities in our reports to shareholders it is done solely to demonstrate our investment discipline, not as a recommendation. We offer no guarantee the portfolio will continue to own this security or any others we may mention if our fundamental outlook changes.
  Our brand of value investing demands hard work, discipline and patience. There will be periods (like calendar fourth quarter 1997) when the portfolio will materially underperform the S&P "500." However, the portfolio's long-term performance record justifies our belief that owning fundamentally undervalued stocks will generate superior results over time.

Sincerely,

/s/ Kent Simons      /s/ Kevin Risen

Kent Simons and Kevin Risen
PORTFOLIO CO-MANAGERS

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The portfolio invests in many securities not included in the above-described index.
 The composition, industries and holdings of the portfolio are subject to change. Guardian Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets. Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          International Fund

   PORTFOLIO MANAGER VALERIE CHANG TAKES A VALUE APPROACH TO INTERNATIONAL EQUITIES MARKETS. AFTER ANALYZING THE POLITICAL, SOCIAL, ECONOMIC, AND STOCK MARKET ENVIRONMENTS OF COUNTRIES AROUND THE GLOBE, SHE SELECTS THOSE INTERNATIONAL INVESTMENT ARENAS BELIEVED TO OFFER THE BEST FUNDAMENTAL VALUE. THE STOCK SELECTION PROCESS IS RESEARCH INTENSIVE, FEATURING FREQUENT MEETINGS WITH CORPORATE MANAGEMENT AND THEIR COMPETITORS IN ADDITION TO THE ANALYSIS OF INCOME STATEMENTS AND BALANCE SHEETS. THE GOAL IS TO LOOK BEYOND "THE NUMBERS" TO FIND THOSE INTERNATIONAL COMPANIES WITH THE BEST LONG-TERM INVESTMENT PROSPECTS.

  For the six-month period concluding February 28, 1998, the International Fund returned 9.16% versus EAFE's 8.46% gain (see page B1 for average annual total returns as of March 31, 1998).*
  The last six months have been particularly challenging for international equity investors, with currency devaluation and financial turmoil in Asia negatively impacting stock markets globally. During this period, European investments on the whole appeared to be the stable, defensive plays in the international markets. The portfolio benefited from strong returns in Scandinavia and southern Europe, with our holdings in Finland performing particularly well. We continue to overweight the Finnish market for its attractive investment opportunities and as another avenue to participate in the economic growth of the CIS (Commonwealth of Independent States) and the Baltic States. Stock picks in Italy and Spain also fared well due to strong domestic economies and declining interest rates required for inclusion in the European Monetary Union.
  In addition, our holdings in South Africa have enhanced the portfolio's return. Our selections appreciated approximately 40% during this reporting period despite lackluster performance of the All-Share Index. In South Africa, we have focused on computer-related and finance-oriented companies. We particularly like Specialised Outsourcing, a

----------------------------------------------------------------------
          International Fund (Cont'd)
firm that handles treasury, foreign exchange and currency risk management for a variety of medium- and large-sized companies in South Africa. Of course, we reserve the right to change our opinion on this or any other security in our portfolio should fundamentals warrant it.
  Export-oriented stocks declined substantially in the wake of lower growth and demand prospects. Specifically, the technology sector was attacked by negative sentiment when Korea became the next victim of the financial crisis. Concern regarding earnings potential and capital expenditure programs not only seriously impacted D-RAM manufacturers and semiconductor equipment manufacturers worldwide, but also extended to indirectly related areas such as software engineering and networking services. Portfolio holdings ASM Lithography and Tecnomatix, which had hit price highs in the third quarter, fell approximately 35-50% within the following three months. The portfolio's overweight position in technology had worked to our advantage in the previous 12-18 months but negatively affected returns in the last three months of 1997. We have been carefully monitoring our technology holdings in the short-term, but we maintain our overweight position in this sector due to what we believe to be strong long-term prospects.

Sincerely,

/s/ Valerie Chang

Valerie Chang
PORTFOLIO MANAGER

----------------------------------------------------------------------
          International Fund (Cont'd)

  Please note that in the Annual Report dated August 31, 1997 there is an error on page A-17. The correct version should read: "We were able to buy Advantest stock at around 22 times earnings. That does not appear inexpensive relative to U.S. stock valuations, but it was half of the Nikkei 225's average price/earnings multiple of 55."

*EAFE-Registered Trademark- Index is an unmanaged index of over 1,000 foreign stock prices, translated into U.S. dollars. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The portfolio invests in many securities not included in the above-described index.

 Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuation. The composition, industries and holdings of the portfolio are subject to change. International Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

 Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Manhattan Fund

   PORTFOLIO CO-MANAGERS JENNIFER SILVER AND BROOKE COBB LOVE
   SURPRISES -- POSITIVE EARNINGS SURPRISES THAT IS. THEIR RESEARCH REVEALS THAT THE STOCKS OF COMPANIES CONSISTENTLY EXCEEDING CONSENSUS EARNINGS ESTIMATES HAVE TENDED TO BE TERRIFIC PERFORMERS. THEY COMPUTER SCREEN THE MID-CAP GROWTH STOCK UNIVERSE TO ISOLATE STOCKS WHOSE MOST RECENT EARNINGS HAVE BEATEN THE STREET'S EXPECTATIONS. THEY THEN ROLL UP THEIR SLEEVES, AND THROUGH DILIGENT FUNDAMENTAL RESEARCH, STRIVE TO IDENTIFY THOSE COMPANIES MOST LIKELY TO RECORD A STRING OF POSITIVE EARNINGS SURPRISES. THEIR GOAL IS TO INVEST TODAY IN THE FAST-GROWING MID-SIZED COMPANIES THAT WILL COMPRISE TOMORROW'S FORTUNE 500.

  For the six-month period ending February 28, 1998, the fund returned 10.43% compared to the Russell Midcap-TM- Growth Index's 9.77% and the Standard & Poor's 500 Index's 17.64% gain (see page B1 for average annual total returns through March 31, 1998).*
  Over this six-month reporting period, our retail and retail services holdings performed quite well. Our selections in the media, restaurant, banking and insurance industries also contributed to returns. Interestingly, in total, our computer holdings posted decent gains during a period that saw many technology-oriented securities severely punished due to the potential for Asian-induced earnings problems. Our healthcare investments were mixed. However, the portfolio was hurt by the poor performance of HMO's, which in keeping with our sell discipline, have been liquidated. Although we were under-weighted in the energy sector, our positions were negatively impacted by declining oil prices.
  The strong economy, high employment, low inflation and low interest rates, have consumers feeling quite confident. This has created a tailwind for the retail group in general. Our focus on retailers delivering quality merchandise at good value to their customers was particularly beneficial, with off-price retailers like Costco, Staples and TJX & Company all gaining 35% or more over the last six months. The portfolio's lone airline stock, Southwest Airlines, the leading low price operator in its industry, also took off, gaining more than 50%. We

----------------------------------------------------------------------
          Manhattan Fund (Cont'd)
believe consumer confidence will remain strong and that high quality, value-oriented retailers will continue to grow earnings at attractive rates.
  As the television networks have lost viewers in recent years, national and large regional advertisers have gravitated to other media including radio and billboards. Consolidation in these industries is creating larger companies with bigger market footprints. This enhances advertising revenue and economies of scale realized through consolidation are improving profit margins and accelerating earnings for portfolio companies like Chancellor Media (radio) and Outdoor Systems, Inc. (billboards), which were up strongly over the last six months. We believe earnings will continue to trend higher for these companies. Be reminded, our opinions on these and any other portfolio holdings mentioned in this report are subject to change.
  Our relative success in the technology group over the last six months can be traced to our mid-summer decision to move out of hardware and commodity-oriented tech stocks (personal computer, disc drive, semiconductor and semiconductor equipment manufacturers), and into proprietary product companies (software and specialty systems producers), whose earnings we believe to be less sensitive to the capital spending cycle. In our carefully considered opinion, these types of technology companies offer more reliable earnings growth potential, albeit at a slightly higher valuation level. This decision proved to be particularly timely as commodity-oriented technology stocks got hit hard in late 1997 when Asian economic turmoil dampened earnings expectations.
  Although mid-cap stocks have a superior long-term performance record, they have lagged large-cap stocks in recent years. Will this continue? We don't know. However, on a valuation basis, mid-cap growth companies currently look attractive relative to large-cap growth companies. To wit: based on consensus earnings estimates from First Call (an independent research firm that compiles and distributes Wall Street earnings estimates), S&P "500" earnings are expected to grow approximately 4% in first quarter 1998, and 10% annually over the next five years. Also based on First Call data, our portfolio holdings are projected to grow earnings by 40% in first quarter 1998 and 25%

----------------------------------------------------------------------
          Manhattan Fund (Cont'd)
annually over the next five years. Yet, the Manhattan portfolio trades at just one time its estimated five year annual earnings growth rate compared to the S&P "500's" substantial premium to its five year annual earnings growth projections.
  Also, as you know, we believe companies that consistently beat earnings estimates will ultimately deliver superior investment performance. In fourth quarter 1997, 90% of the Manhattan portfolio's holdings met or exceeded First Call earnings estimates, reporting year-to-year earnings gains approximating 45%. Only 62% of the S&P "500" companies met or exceeded First Call estimates, reporting only about 8% year-to-year earnings advances.
  In closing, a highly volatile stock market has and will likely continue to challenge investors of all stripes. The Manhattan portfolio is positioned in companies with a recent history of rapid growth, trading at what we view as very reasonable multiples relative to projected earnings growth rates. We believe this disciplined investment strategy will reward our shareholders.

Sincerely,

/s/ Jennifer Silver      /s/ Brooke Cobb

Jennifer Silver and Brooke Cobb
PORTFOLIO CO-MANAGERS

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. The Russell Midcap-TM- Growth Index is an unmanaged index which measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The portfolio invests in many securities not included in the above-described indices.
 The composition, industries and holdings of the portfolio are subject to change. Manhattan Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets. Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Partners Fund

   PORTFOLIO CO-MANAGERS MICHAEL KASSEN AND ROBERT GENDELMAN FOCUS ON OUT-OF-FAVOR LARGE-CAP STOCKS AND MID-SIZED COMPANIES LESS WIDELY FOLLOWED BY WALL STREET ANALYSTS. THEY ARE PARTICULARLY PARTIAL TO "FALLEN
   ANGELS" -- GROWTH STOCKS THAT HAVE EXPERIENCED TEMPORARY SETBACKS, BUT WHOSE LONGER-TERM FUNDAMENTAL OUTLOOK REMAINS STRONG. THE PORTFOLIO MANAGEMENT TEAM VIEWS STOCKS AS PIECES OF BUSINESSES THEY WOULD LIKE TO OWN RATHER THAN PIECES OF PAPER TO TRADE BASED ON SHORT-TERM PRICE FLUCTUATIONS. THE GOAL IS TO FIND QUALITY COMPANIES TRADING AT A DISCOUNT TO THEIR INTRINSIC ECONOMIC VALUE.

  For the six-month period concluding February 28, 1998, the fund returned 9.87% versus the Standard & Poor's 500 Index's 17.64% gain (see page B1 for average annual total returns through March 31, 1998).*
  Over the last six months, portfolio holdings in the retail, cable television, airline, and financial (banks, consumer finance and insurance) groups contributed to returns. In the healthcare sector, we were hurt both by what we owned (HMOs still struggling to get pricing and costs in line) and what we didn't own (drug stocks, whose high multiples got even higher in the last six months). Our energy investments, particularly exploration and production companies where profits are tied directly to oil prices, disappointed. Our technology investments hindered performance as Asian economic problems spooked investors. We believe Asian economic weakness will muddy the short-term earnings outlook for some of our technology holdings, but that the longer-term earnings picture remains bright.
  The strong performance of cable television stocks was particularly gratifying in that we were more than satisfactorily rewarded for our patience and discipline -- absolute requirements for value investors. We bought cable television companies like Comcast and Time Warner (the big entertainment conglomerate and one of the largest cable operators in the U.S.) back when no one wanted to own them. We thought the business fundamentals were reasonably good and likely to get better,

----------------------------------------------------------------------
          Partners Fund (Cont'd)
and that the threat of competition from satellite broadcasters was overblown. These stocks did nothing for us until 1997, when investors suddenly realized that cable television was still a good growth business and sent CATV stocks soaring. Our patience being rewarded, we have recently taken some profits in both stocks.
  The airline stocks also took off during this reporting period. This was an industry we had avoided because the group never really grew earnings over a full cycle. Good times prompted all the airlines to add capacity (buy a lot of expensive new airplanes) which they then couldn't fill without profit eroding fare wars. To make matters worse, new airlines kept popping up overnight and despite hemorrhaging money, were kept on life support systems by the government and unrealistically optimistic investors.
  Proving old dogs are not necessarily resistant to new tricks; we took another look at the airline industry in late 1996. We recognized three major changes we believed were improving the industry's outlook. First, the hub system (individual airlines controlling the majority of gates at airports in selected cities and effectively creating mini-monopolies) was raising the barrier of entry in the business, allowing established airlines to dominate certain markets, and limiting the fare wars that restrained profitability. Secondly, airline company managements were becoming much more financially savvy, particularly in controlling capital expenditures. Finally, the strong economy and lower fuel costs were improving profit margins.
  When we put our stock picking hats on -- always the most important element in our investment wardrobe -- we selected Continental, Delta and Southwest Airlines. Let's use Continental to demonstrate what was so appealing about the airlines. Continental's hubs in Newark, Houston and Cleveland provide strong market footholds in the Northeast, Southwest and Midwest. In recent years, Continental has added more capacity than the other four top carriers and has had little problem filling the seats. The company has standardized its fuel-efficient fleet, in the process saving on training and maintenance costs. Continental now has an alliance with Northwest Airlines, which expands its geographic reach and we estimate can add $2.50 to $3.75 to earnings by the year

----------------------------------------------------------------------
          Partners Fund (Cont'd)
2000. We believe Continental can grow total pre-tax earnings at a 12-15% annual rate for the next several years. Yet, even after its strong run, the stock trades at just 10 times our 1998 earnings estimates. We believe when investors recognize the beneficial changes for the airlines in general and Continental's progress in particular, it will get a better appraisal. Bear in mind, as positively as we feel about the group and Continental, we may change our opinion without notice, should the stock fly out of our value range or the company fails to meet our fundamental expectations. We have taken some profit in Delta and Southwest but we've kept all our seats on Continental.
  In closing, after three years of exceptional equity performance, the pickings are getting slimmer for true value-oriented investors. However, even with the market indices near record levels, we are still finding fundamental bargains in industries and companies not swept up in Wall Street's euphoria. We believe that by maintaining our discipline and providing a home for under-loved stocks, our shareholders can enjoy the sunshine while it lasts and have a roof over their heads should the market weather become inclement.

Sincerely,

/s/ Robert Gendelman      /s/ Michael Kassen

Robert Gendelman and Michael Kassen
PORTFOLIO CO-MANAGERS

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The portfolio invests in many securities not included in the above-described index.
 The composition, industries and holdings of the portfolio are subject to change. Partners Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets. Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Socially Responsive Fund

   PORTFOLIO MANAGER JANET PRINDLE BELIEVES DOING GOOD IS GOOD BUSINESS AND HAS THE POTENTIAL TO PRODUCE POSITIVE INVESTMENT RESULTS. SHE FOCUSES ON COMPANIES THAT ARE AGENTS OF FAVORABLE CHANGE IN WORKPLACE POLICIES (PARTICULARLY FOR WOMEN AND MINORITIES); ARE GOOD CORPORATE CITIZENS; AND ARE RESPONSIVE TO ENVIRONMENTAL ISSUES. SHE DOES NOT INVEST IN TOBACCO, ALCOHOL, GAMBLING, NUCLEAR POWER, OR WEAPONS COMPANIES. BUT, SOCIAL RESPONSIBILITY ALONE DOES NOT QUALIFY A COMPANY AS A GOOD INVESTMENT. TRUE TO NEUBERGER& BERMAN'S PRINCIPLES, PORTFOLIO CANDIDATES MUST FIRST BE FOUND TO BE FUNDAMENTALLY ATTRACTIVE. THEN, AND ONLY THEN, ARE SOCIAL SCREENS APPLIED. THE OBJECTIVE IS SIMPLE AND STRAIGHTFORWARD -- TO SERVE BOTH SOCIETY AND SHAREHOLDERS.

  For the six-month period concluding February 28, 1998, the fund returned 13.56% compared to the Standard & Poor's 500 Index's 17.64% gain (see page B1 for average annual total returns through March 31, 1998).*
  In this six-month reporting period, the portfolio's telecommunications holdings performed well, highlighted by Southwestern Bell's pending acquisition of Southern New England Telephone and Wall Street's favorable appraisal of WorldCom's proposed acquisition of MCI. We think the MCI deal makes great strategic sense, as well as being potentially additive to earnings and cash flow. We believe the combined entity would be well positioned to achieve strong growth from voice and data services, as well as realize large cost efficiencies. Portfolio positions in pharmaceutical companies also contributed to performance, with strong earnings and some high profile mergers focusing attention on the group. Our insurance holdings also continued to perform well.
  Our technology company holdings restrained performance. Currency turmoil and the prospect for Asian economic deceleration sent investors scurrying from technology stocks in calendar fourth quarter 1997. Tech stocks rebounded in early 1998, but remain well below their 52-week highs. We believe the sell-off in technology stocks has been

----------------------------------------------------------------------
          Socially Responsive Fund (Cont'd)
somewhat indiscriminate and that the longer-term earnings prospects even for those portfolio companies legitimately impacted by Asian economic weakness remain quite good.
  Oil service and energy exploration and production companies had some of the greatest negative impact on the portfolio. As is evidenced by the price of oil at a five year low, there is currently too much oil in the marketplace. However, we believe this is the result of short-term factors -- El Nino's warm winter, increased OPEC production, and the reduction of energy inventory in the Far East. Looking ahead, we don't think we will be blessed by another extremely temperate winter. It certainly isn't in OPEC's best interest to see oil prices stay at currently depressed levels. Finally, at some point, Asian inventories will have to be rebuilt. So, we expect oil prices to firm in the year ahead. Most importantly, in a world with only 2-3% of excess production capacity, we doubt the industry will stop drilling and risk letting the well run dry. Our opinion is that lower oil prices or not, energy companies are going to have to continue poking holes in the ground. Also, consolidation has begun in the oil services group, with one of our holdings, Dresser Industries, just recently agreeing to merge with Halliburton, and climbing 16.4% upon announcement of the merger.
  In this report, we've chosen to highlight Fannie Mae as the stock that demonstrates our value-oriented investment discipline and fulfills our mandate to own socially responsible companies. Fannie Mae stock has done quite well by us, appreciating more than 40% over the last six months. At its current price, it is no longer a steal. However, we still view it as fundamentally attractive. We think Fannie Mae management has done an exceptional job managing interest rate and political risk, while having delivered consistent double-digit earnings gains.
  As a provider of home mortgages for low- to moderate-income households, Fannie Mae's main product assists the economically disadvantaged. The company also has a strong record in the area of diversity, with representation of women and minorities throughout its business. Supporting its employees, the company offers extensive family-friendly

----------------------------------------------------------------------
          Socially Responsive Fund (Cont'd)
benefits. Finally, Fannie Mae has been recognized for its innovative giving programs focused on affordable housing and community economic development. We view Fannie Mae as an ideal portfolio holding -- a strong business that can reward shareholders and one that serves the community and its employees well. Remember, this and the other securities mentioned in this report are not recommendations, and our opinion on all stocks in the portfolio may change without notice.
  In closing, we think weakness in our technology, oil services and energy exploration and production holdings will turn into portfolio strengths in the year ahead. We believe our value focus and sensitivity to social issues will continue to reward shareholders and the community.

Sincerely,

/s/ Janet Prindle

Janet Prindle
PORTFOLIO MANAGER

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the portfolio are subject to change. Socially Responsive Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

 Past performance is no guarantee of future results.

                 (This page has been left blank intentionally.)

PERFORMANCE HIGHLIGHTS

                                                                                    FOR PERIODS
                                                                                   ENDED 3/31/98
                                                                        ------------------------------------
                                                            SIX MONTH
                                                              PERIOD            AVERAGE ANNUAL TOTAL
NEUBERGER&BERMAN                                 INCEPTION    ENDED                  RETURNS(1)
EQUITY FUNDS                                       DATE     2/28/98(1)   1 YR          5 YR          10 YR
------------------------------------------------------------------------------------------------------------
FOCUS FUND(2)                                    10/19/55     +9.07%    +42.84%      +20.69%        +17.96%
GUARDIAN FUND                                     6/1/50      +5.66%    +33.44%      +18.09%        +17.35%
PARTNERS FUND                                    1/20/75(3)   +9.87%    +41.54%      +21.81%        +17.75%
SOCIALLY RESPONSIVE FUND(4)                       3/16/94    +13.56%    +43.45%      +22.03% (5)      N/A
S&P "500"(6)                                        N/A      +17.64%    +47.88%      +22.35%        +18.88%
MANHATTAN FUND                                   3/1/79(3)   +10.43%    +39.92%      +16.78%        +15.76%
RUSSELL MIDCAP-TRADEMARK- GROWTH INDEX(6)           N/A       +9.77%    +42.36%      +18.41%        +17.02%
GENESIS FUND(4)                                   9/27/88     +5.65%    +43.67%      +19.84%        +16.68% (5)
RUSSELL 2000-REGISTERED TRADEMARK- INDEX(6)         N/A       +9.64%    +42.01%      +17.67%          N/A
INTERNATIONAL FUND(4)                             6/15/94     +9.16%    +25.21%      +15.66% (5)      N/A
EAFE-REGISTERED TRADEMARK- INDEX(6)                 N/A       +8.46%    +18.93%        N/A            N/A

1) Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.
2) Prior to November 1, 1991, the investment policies of Neuberger&Berman Focus Fund-Registered Trademark- required that it invest a substantial portion of its assets in the energy field.
3) These dates reflect when Neuberger&Berman Management Inc.-Registered Trademark- first became investment adviser to these Funds.
4) Neuberger&Berman Management Inc. currently absorbs certain operating expenses that exceed, in the aggregate, 1.70% of average daily net assets per annum for Neuberger&Berman International Fund-Registered Trademark- until December 31, 1998 and previously absorbed certain operating expenses of Neuberger&Berman Socially Responsive Fund-Registered Trademark-. Neuberger&Berman Management Inc. previously waived a portion of the management fee borne directly by Neuberger&Berman Genesis Portfolio and indirectly by Neuberger&Berman Genesis Fund-Registered Trademark-. Absent such arrangements, which are subject to change, the average annual total returns for the periods stated would have been less.
5) From inception.
6) The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. The Russell Midcap-Trademark- Growth Index measures the performance of those Russell Midcap-Trademark- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The Russell 2000-Registered Trademark- Index is an unmanaged index consisting of the securities of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing approximately 10% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $172 million. The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus. The EAFE-Registered Trademark- Index, also known as the Morgan Stanley Capital International Europe, Australia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars and includes reinvestment of all dividends and capital gain distributions. The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolios invest in many securities not included in any of the above-described indices.

STATEMENTS OF ASSETS AND LIABILITIES
Neuberger&Berman
----------------------------------------------------------------------
          Equity Funds


                                                                     FOCUS      GENESIS     GUARDIAN
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                              FUND        FUND        FUND
                                                                   -----------------------------------
ASSETS
      Investment in corresponding Portfolio, at value (Note A)     $1,513,744  $1,546,114  $6,267,758
      Deferred organization costs (Note A)                                 --          --          --
      Receivable for Trust shares sold                                  1,247      19,587       7,375
                                                                   -----------------------------------
                                                                    1,514,991   1,565,701   6,275,133
                                                                   -----------------------------------
LIABILITIES
      Payable for Trust shares redeemed                                   774       4,473      10,167
      Payable to administrator (Note B)                                   294         294       1,226
      Accrued expenses                                                    213         203       1,026
                                                                   -----------------------------------
                                                                        1,281       4,970      12,419
                                                                   -----------------------------------
NET ASSETS at value                                                $1,513,710  $1,560,731  $6,262,714
                                                                   -----------------------------------

NET ASSETS consist of:
      Par value                                                    $       41  $       96  $      220
      Paid-in capital in excess of par value                          847,505   1,316,833   3,979,268
      Accumulated undistributed net investment income (loss)            1,233       2,995       5,972
      Accumulated net realized gains (losses) on investment            28,527      16,540      87,968
      Net unrealized appreciation in value of investment              636,404     224,267   2,189,286
                                                                   -----------------------------------
NET ASSETS at value                                                $1,513,710  $1,560,731  $6,262,714
                                                                   -----------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares authorized)                   41,281      96,135     219,670
                                                                   -----------------------------------

NET ASSET VALUE, offering and redemption price per share               $36.67      $16.23      $28.51
                                                                   -----------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                   February 28, 1998 (Unaudited)
----------------------------------------------------------------------
          Equity Funds

                                                                                                             SOCIALLY
                                                                   INTERNATIONAL  MANHATTAN     PARTNERS    RESPONSIVE
                                                                      FUND          FUND          FUND         FUND
                                                                   ---------------------------------------------------
ASSETS
      Investment in corresponding Portfolio, at value (Note A)     $  131,542    $  605,637    $3,528,754   $ 82,080
      Deferred organization costs (Note A)                                 26            --            --         16
      Receivable for Trust shares sold                                  1,392           914        11,350      1,012
                                                                   ---------------------------------------------------
                                                                      132,960       606,551     3,540,104     83,108
                                                                   ---------------------------------------------------
LIABILITIES
      Payable for Trust shares redeemed                                   823           624         1,750         36
      Payable to administrator (Note B)                                    43           117           680         15
      Accrued expenses                                                     46           152           464         50
                                                                   ---------------------------------------------------
                                                                          912           893         2,894        101
                                                                   ---------------------------------------------------
NET ASSETS at value                                                $  132,048    $  605,658    $3,537,210   $ 83,007
                                                                   ---------------------------------------------------

NET ASSETS consist of:
      Par value                                                    $        8    $       52    $      126   $      4
      Paid-in capital in excess of par value                           97,988       464,041     2,716,482     60,807
      Accumulated undistributed net investment income (loss)             (595)       (1,080)        4,079         67
      Accumulated net realized gains (losses) on investment            (3,376)       18,562       167,504      2,768
      Net unrealized appreciation in value of investment               38,023       124,083       649,019     19,361
                                                                   ---------------------------------------------------
NET ASSETS at value                                                $  132,048    $  605,658    $3,537,210   $ 83,007
                                                                   ---------------------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares authorized)                    8,237        51,794       126,117      4,210
                                                                   ---------------------------------------------------

NET ASSET VALUE, offering and redemption price per share               $16.03        $11.69        $28.05     $19.72
                                                                   ---------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Neuberger&Berman
----------------------------------------------------------------------
          Equity Funds


                                                                      FOCUS       GENESIS        GUARDIAN
(000'S OMITTED)                                                       FUND          FUND           FUND
                                                                   ----------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio (Note A)        $     7,607  $     9,148    $    46,297
                                                                   ----------------------------------------
    Expenses:
      Administration fee (Note B)                                        1,838        1,498          8,090
      Amortization of deferred organization and initial offering
        expenses (Note A)                                                   --           --             --
      Auditing fees                                                          4            4              4
      Custodian fees                                                         5            5              5
      Legal fees                                                             5            6              5
      Registration and filing fees                                          22          157             39
      Reimbursement of expenses previously assumed by
        administrator (Note B)                                              --           --             --
      Shareholder reports                                                   88           81            243
      Shareholder servicing agent fees (Note B)                            306          453          2,020
      Trustees' fees and expenses                                            8            7             24
      Miscellaneous                                                          8            2             28
      Expenses from corresponding Portfolio (Notes A & B)                3,629        3,988         14,154
                                                                   ----------------------------------------
        Total expenses                                                   5,913        6,201         24,612
      Expenses reduced by custodian fee and shareholder servicing
        expense offset arrangements (Note B)                               (49)         (48)          (232)
                                                                   ----------------------------------------
        Total net expenses                                               5,864        6,153         24,380
                                                                   ----------------------------------------
        Net investment income (loss)                                     1,743        2,995         21,917
                                                                   ----------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment securities                   38,701       17,299        183,072
    Net realized loss on option contracts                               (3,356)          --         (8,780)
    Net realized loss on financial futures contracts                        --           --             --
    Net realized gain on foreign currency transactions                      --           --             --
    Change in net unrealized appreciation of investment
      securities, financial futures contracts, option contracts, translation of assets and liabilities in foreign
      currencies, and foreign currency contracts                        87,005       26,506        123,320
                                                                   ----------------------------------------
        Net gain on investments from corresponding Portfolio
          (Note A)                                                     122,350       43,805        297,612
                                                                   ----------------------------------------
        Net increase in net assets resulting from operations       $   124,093  $    46,800    $   319,529
                                                                   ----------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                          For the Six Months Ended February 28, 1998 (Unaudited)
----------------------------------------------------------------------
          Equity Funds

                                                                                                                       SOCIALLY
                                                                   INTERNATIONAL     MANHATTAN         PARTNERS       RESPONSIVE
                                                                       FUND             FUND             FUND            FUND
                                                                   ---------------------------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio (Note A)        $       549      $       1,633    $     23,944    $        524
                                                                   ---------------------------------------------------------------
    Expenses:
      Administration fee (Note B)                                          152                744           4,191              89
      Amortization of deferred organization and initial offering
        expenses (Note A)                                                   10                 --              --               8
      Auditing fees                                                          4                  4               4               1
      Custodian fees                                                         5                  5               5               5
      Legal fees                                                             5                 13               5               5
      Registration and filing fees                                          23                 17             167              30
      Reimbursement of expenses previously assumed by
        administrator (Note B)                                              58                 --              --              --
      Shareholder reports                                                   18                 63             101              14
      Shareholder servicing agent fees (Note B)                             43                226             794              36
      Trustees' fees and expenses                                            3                  4              14               1
      Miscellaneous                                                          1                  6              12               1
      Expenses from corresponding Portfolio (Notes A & B)                  673              1,652           7,595             208
                                                                   ---------------------------------------------------------------
        Total expenses                                                     995              2,734          12,888             398
      Expenses reduced by custodian fee and shareholder servicing
        expense offset arrangements (Note B)                                (4)               (21)           (120)             (3)
                                                                   ---------------------------------------------------------------
        Total net expenses                                                 991              2,713          12,768             395
                                                                   ---------------------------------------------------------------
        Net investment income (loss)                                      (442)            (1,080)         11,176             129
                                                                   ---------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment securities                   (3,282)            20,649         288,024           2,892
    Net realized loss on option contracts                                  (29)                --              --              --
    Net realized loss on financial futures contracts                    (1,016)                --              --              --
    Net realized gain on foreign currency transactions                     204                 --              --              --
    Change in net unrealized appreciation of investment
      securities, financial futures contracts, option contracts, translation of assets and liabilities in foreign
      currencies, and foreign currency contracts                        15,165             38,128          11,390           6,129
                                                                   ---------------------------------------------------------------
        Net gain on investments from corresponding Portfolio
          (Note A)                                                      11,042             58,777         299,414           9,021
                                                                   ---------------------------------------------------------------
        Net increase in net assets resulting from operations       $    10,600      $      57,697    $    310,590    $      9,150
                                                                   ---------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Neuberger&Berman
----------------------------------------------------------------------
          Equity Funds

                                                                            FOCUS FUND                     GENESIS FUND
                                                                    Six Months                      Six Months
                                                                       Ended           Year            Ended           Year
                                                                   February 28,        Ended       February 28,        Ended
                                                                       1998         August 31,         1998         August 31,
(000'S OMITTED)                                                     (UNAUDITED)        1997         (UNAUDITED)        1997
                                                                   -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)                                   $      1,743    $       2,521   $      2,995    $       (320)
    Net realized gain (loss) on investments from corresponding
      Portfolio (Note A)                                                 35,345          172,820         17,299          14,252
    Change in net unrealized appreciation of investments from
      corresponding Portfolio (Note A)                                   87,005          265,410         26,506         148,087
                                                                   -------------------------------------------------------------
    Net increase in net assets resulting from operations                124,093          440,751         46,800         162,019
                                                                   -------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                (2,176)          (8,010)            --              --
    Net realized gain on investments                                   (178,818)         (52,068)       (14,284)         (3,645)
                                                                   -------------------------------------------------------------
    Total distributions to shareholders                                (180,994)         (60,078)       (14,284)         (3,645)
                                                                   -------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                                           109,727          214,044      1,116,313         482,993
    Proceeds from reinvestment of dividends and distributions           160,836           53,255         13,158           3,444
    Payments for shares redeemed                                       (111,862)        (307,442)      (319,364)       (122,082)
                                                                   -------------------------------------------------------------
    Net increase (decrease) from Trust share transactions               158,701          (40,143)       810,107         364,355
                                                                   -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                   101,800          340,530        842,623         522,729
NET ASSETS:
    Beginning of period                                               1,411,910        1,071,380        718,108         195,379
                                                                   -------------------------------------------------------------
    End of period                                                  $  1,513,710    $   1,411,910   $  1,560,731    $    718,108
                                                                   -------------------------------------------------------------
    Accumulated undistributed net investment income (loss) at end
      of period                                                    $      1,233    $       1,666   $      2,995    $         --
                                                                   -------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                                                  2,957            6,453         68,965          37,602
    Issued on reinvestment of dividends and distributions                 5,051            1,718            850             288
    Redeemed                                                             (3,034)          (9,505)       (19,860)         (9,618)
                                                                   -------------------------------------------------------------
    Net increase (decrease) in shares outstanding                         4,974           (1,334)        49,955          28,272
                                                                   -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Funds

                                        GUARDIAN FUND                INTERNATIONAL FUND                MANHATTAN FUND
                                 Six Months                      Six Months                      Six Months
                                    Ended           Year            Ended           Year            Ended           Year
                                February 28,        Ended       February 28,        Ended       February 28,        Ended
                                    1998         August 31,         1998         August 31,         1998         August 31,
                                 (UNAUDITED)        1997         (UNAUDITED)        1997         (UNAUDITED)        1997
                                ---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS:

FROM OPERATIONS:
    Net investment income
      (loss)                    $     21,917    $      31,611   $       (442)   $        (21)   $     (1,080)   $     (1,052)
    Net realized gain (loss)
      on investments from
      corresponding Portfolio
      (Note A)                       174,292          728,099         (4,123)          2,368          20,649         170,508
    Change in net unrealized
      appreciation of
      investments from
      corresponding Portfolio
      (Note A)                       123,320        1,139,234         15,165          16,214          38,128           5,870
                                ---------------------------------------------------------------------------------------------
    Net increase in net assets
      resulting from
      operations                     319,529        1,898,944         10,600          18,561          57,697         175,326
                                ---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
    Net investment income            (22,388)         (49,597)            --            (111)             --              --
    Net realized gain on
      investments                   (809,963)        (252,628)        (1,069)             --        (148,170)        (67,073)
                                ---------------------------------------------------------------------------------------------
    Total distributions to
      shareholders                  (832,351)        (302,225)        (1,069)           (111)       (148,170)        (67,073)
                                ---------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold        374,869          999,314         50,455          90,517          39,059          92,313
    Proceeds from reinvestment
      of dividends and
      distributions                  771,471          279,571            988              96         137,080          61,291
    Payments for shares
      redeemed                      (845,940)      (1,305,637)       (44,302)        (50,675)        (50,457)       (207,647)
                                ---------------------------------------------------------------------------------------------
    Net increase (decrease)
      from Trust share
      transactions                   300,400          (26,752)         7,141          39,938         125,682         (54,043)
                                ---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS                            (212,422)       1,569,967         16,672          58,388          35,209          54,210
NET ASSETS:
    Beginning of period            6,475,136        4,905,169        115,376          56,988         570,449         516,239
                                ---------------------------------------------------------------------------------------------
    End of period               $  6,262,714    $   6,475,136   $    132,048    $    115,376    $    605,658    $    570,449
                                ---------------------------------------------------------------------------------------------
    Accumulated undistributed
      net investment income
      (loss) at end of period   $      5,972    $       6,443   $       (595)   $       (153)   $     (1,080)   $         --
                                ---------------------------------------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                              12,663           36,707          3,348           6,581           3,007           7,177
    Issued on reinvestment of
      dividends and
      distributions                   30,770           10,821             70               7          13,232           5,234
    Redeemed                         (29,916)         (47,659)        (2,961)         (3,592)         (3,760)        (16,326)
                                ---------------------------------------------------------------------------------------------
    Net increase (decrease) in
      shares outstanding              13,517             (131)           457           2,996          12,479          (3,915)
                                ---------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Neuberger&Berman
----------------------------------------------------------------------
          Equity Funds

                                                                                    SOCIALLY
                                                  PARTNERS FUND                  RESPONSIVE FUND
                                           Six Months                      Six Months
                                              Ended           Year            Ended           Year
                                          February 28,        Ended       February 28,        Ended
                                              1998         August 31,         1998         August 31,
(000'S OMITTED)                            (UNAUDITED)        1997         (UNAUDITED)        1997
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $     11,176    $      17,506   $        129    $        107
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                       288,024          490,163          2,892           1,586
    Change in net unrealized
      appreciation of investments from
      corresponding Portfolio (Note A)          11,390          417,398          6,129          11,253
                                          -------------------------------------------------------------
    Net increase in net assets resulting
      from operations                          310,590          925,067          9,150          12,946
                                          -------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                      (18,986)         (17,551)          (115)            (82)
    Net realized gain on investments          (583,567)        (208,212)        (1,532)         (1,152)
                                          -------------------------------------------------------------
    Total distributions to shareholders       (602,553)        (225,763)        (1,647)         (1,234)
                                          -------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                  446,707          798,352         19,541          30,166
    Proceeds from reinvestment of
      dividends and distributions              573,044          214,033          1,494           1,124
    Payments for shares redeemed              (294,306)        (479,905)        (5,271)        (16,186)
                                          -------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                       725,445          532,480         15,764          15,104
                                          -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          433,482        1,231,784         23,267          26,816
NET ASSETS:
    Beginning of period                      3,103,728        1,871,944         59,740          32,924
                                          -------------------------------------------------------------
    End of period                         $  3,537,210    $   3,103,728   $     83,007    $     59,740
                                          -------------------------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      period                              $      4,079    $      11,889   $         67    $         53
                                          -------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                        15,198           29,056          1,051           1,925
    Issued on reinvestment of dividends
      and distributions                         22,596            8,450             85              74
    Redeemed                                    (9,881)         (17,682)          (284)         (1,013)
                                          -------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                               27,913           19,824            852             986
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)
----------------------------------------------------------------------
          Equity Funds

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Fund ("Focus"), Neuberger&Berman Genesis Fund ("Genesis"), Neuberger&Berman Guardian Fund-SM-("Guardian"), Neuberger&Berman International Fund ("International"), Neuberger& Berman Manhattan Fund-Registered Trademark- ("Manhattan"), Neuberger& Berman Partners Fund-Registered Trademark- ("Partners"), and Neuberger& Berman Socially Responsive Fund ("Socially Responsive") (collectively, the "Funds") are separate operating series of Neuberger&Berman Equity Funds-Registered Trademark- (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
      Each Fund seeks to achieve its investment objective by investing all of its net investable assets in its corresponding Portfolio of Equity Managers Trust (Global Managers Trust with respect to International) (each a "Portfolio") having the same investment objective and policies as the Fund. The value of each Fund's investment in its corresponding Portfolio reflects that Fund's proportionate interest in the net assets of that Portfolio (85.82%, 66.35%, 71.44%, 100.00%, 91.36%, 81.52%, and 25.93%, for Focus,
   Genesis, Guardian, International, Manhattan, Partners, and Socially Responsive, respectively, at February 28, 1998). 70.49% of Neuberger&Berman Socially Responsive Portfolio is held by another regulated investment company, which has only a single shareholder and is sponsored by Neuberger&Berman Management Incorporated ("N&B Management"). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.
2) PORTFOLIO VALUATION: Each Fund records its investment in its corresponding Portfolio at value. Investment securities held by each Portfolio are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FEDERAL INCOME TAXES: Each series of the Trust is treated as a separate entity for Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, each Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of Portfolio expenses, daily on its investment in its corresponding Portfolio. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains.
      Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) ORGANIZATION EXPENSES: Expenses incurred by International and Socially Responsive in connection with their organization are being amortized on a straight-line basis over a five-year period. At February 28, 1998, the unamortized balance of such expenses amounted to $25,866 and $16,291, for International and Socially Responsive, respectively.
6) EXPENSE ALLOCATION: Each Fund bears all costs of its operations. Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of such Funds, except where a more appropriate allocation of expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of each Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
         WITH AFFILIATES:
   Each Fund retains N&B Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund pays N&B Management an administration fee at the annual rate of .26% of that Fund's average daily net assets. Each Fund indirectly pays for investment management services through its investment in its corresponding Portfolio (see Note B of Notes to Financial Statements of the Portfolios).
   N&B Management has voluntarily undertaken to reimburse International for its operating expenses plus its pro rata portion of its corresponding Portfolio's operating expenses (including the fees payable to N&B Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed, in the aggregate, 1.70% per annum of its average daily net assets (the "Expense Limitation"). This undertaking is subject to termination by N&B Management upon at least 60 days' prior written notice to the Fund. International has agreed to repay N&B Management through December 31, 1998, for its excess Operating Expenses previously reimbursed by N&B Management, so long as its annual Operating Expenses during that period do not exceed the Expense Limitation. For the six months ended February 28, 1998, International reimbursed N&B Management $58,243 under this agreement. At February 28, 1998, International has a remaining contingent liability to N&B Management of $288,302 under the agreement. This contingent liability expires on December 31, 1998, for any amount not repaid by that date. For the fiscal year ended August 31, 1997, Socially Responsive had a similar reimbursement and repayment arrangement.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger&Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/or directors of N&B Management.
   Each Fund also has a distribution agreement with N&B Management. N&B Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each Fund.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Expenses from corresponding Portfolio, was a reduction of $421, $1,315, $270, $160, $241, $219, and $28, for Focus, Genesis,
Guardian, International, Manhattan, Partners, and Socially Responsive, respectively.
   Each Fund has an expense offset arrangement in connection with its shareholder servicing agent contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Shareholder servicing agent fees, was a reduction of $48,802, $46,692, $231,532, $4,368, $21,313, $120,092,
and $2,500, for Focus, Genesis, Guardian, International, Manhattan, Partners, and Socially Responsive, respectively.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the six months ended February 28, 1998, additions and reductions in each Fund's investment in its corresponding Portfolio were as follows:

                                                   ADDITIONS        REDUCTIONS
--------------------------------------------------------------------------------
FOCUS                                            $  35,972,538     $  59,267,178

GENESIS                                            813,507,464        21,363,961

GUARDIAN                                            27,192,851       564,760,922

INTERNATIONAL                                       31,123,871        25,764,402

MANHATTAN                                           15,191,841        38,906,465

PARTNERS                                           211,088,887        97,716,788

SOCIALLY RESPONSIVE                                 14,617,911         1,630,307

   At February 28, 1998, Neuberger&Berman International Portfolio's cost of investments for U.S. Federal income tax purposes was $95,179,000. Gross unrealized appreciation of investments was $39,794,000 and gross unrealized depreciation of investments was $1,968,000, resulting in net unrealized appreciation of $37,826,000, based on cost for U.S. Federal income tax purposes.

NOTE D -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of each Fund without audit by independent accountants/auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Fund(1)(2)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                         Six Months Ended                                         Period from
                                                           February 28,                                         October 1, 1992
                                                               1998               Year Ended August 31,          to August 31,
                                                           (UNAUDITED)        1997      1996     1995    1994        1993
                                                         ----------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $  38.89       $  28.46  $  28.88  $24.42  $24.00      $19.31
                                                         ----------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                                         .04            .08       .19     .17     .21         .23
    Net Gains or Losses on Securities (both realized
     and unrealized)                                             2.73          12.00       .85    5.97    2.16        4.65
                                                         ----------------------------------------------------------------------
      Total From Investment Operations                           2.77          12.08      1.04    6.14    2.37        4.88
                                                         ----------------------------------------------------------------------
Less Distributions
    Dividends (from net investment income)                       (.06)          (.22)     (.11)   (.20)   (.25)       (.04)
    Distributions (from net capital gains)                      (4.93)         (1.43)    (1.35)  (1.48)  (1.70)       (.15)
                                                         ----------------------------------------------------------------------
      Total Distributions                                       (4.99)         (1.65)    (1.46)  (1.68)  (1.95)       (.19)
                                                         ----------------------------------------------------------------------
Net Asset Value, End of Period                               $  36.67       $  38.89  $  28.46  $28.88  $24.42      $24.00
                                                         ----------------------------------------------------------------------
Total Return(3)                                                 +9.07%(4)     +43.92%    +3.70% +27.47% +10.35%     +25.39%(4)
                                                         ----------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in millions)                  $1,513.7       $1,411.9  $1,071.4  $956.0  $643.9      $573.9
                                                         ----------------------------------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(5)              .84%(6)        .86%      .89%     --      --          --
                                                         ----------------------------------------------------------------------
    Ratio of Net Expenses to Average Net Assets                   .83%(6)        .86%      .89%    .87%    .85%        .92%(6)
                                                         ----------------------------------------------------------------------
    Ratio of Net Investment Income to Average Net
     Assets                                                       .25%(6)        .21%      .69%    .75%    .89%       1.18%(6)
                                                         ----------------------------------------------------------------------
    Portfolio Turnover Rate(7)                                     --             --        --      --      --          52%
                                                         ----------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Fund
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                Six Months Ended                                                      Period from
                                  February 28,                                                       August 1, 1993       Year Ended
                                      1998                      Year Ended August 31,                to August 31,         July 31,
                                 (UNAUDITED)(2)      1997(2)     1996(2)     1995(2)     1994(2)        1993(2)              1993
                                ----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                             $  15.55         $10.91      $ 9.52      $ 8.27      $ 8.62          $ 8.30             $ 7.10
                                ----------------------------------------------------------------------------------------------------
Income From Investment
 Operations
    Net Investment Income
     (Loss)                              .03           (.01)       (.01)         --        (.01)             --                .01
    Net Gains or Losses on
     Securities (both realized
     and unrealized)                     .84           4.80        1.95        1.56         .42             .32               1.19
                                ----------------------------------------------------------------------------------------------------
      Total From Investment
       Operations                        .87           4.79        1.94        1.56         .41             .32               1.20
                                ----------------------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net
     investment income)                   --             --          --          --        (.01)             --                 --
    Distributions (from net
     capital gains)                     (.19)          (.15)       (.55)       (.31)       (.75)             --                 --
                                ----------------------------------------------------------------------------------------------------
      Total Distributions               (.19)          (.15)       (.55)       (.31)       (.76)             --                 --
                                ----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $  16.23         $15.55      $10.91      $ 9.52      $ 8.27          $ 8.62             $ 8.30
                                ----------------------------------------------------------------------------------------------------
Total Return(3)                        +5.65%(4)     +44.32%     +21.32%     +19.69%      +4.77%          +3.86%(4)         +16.90%
                                ----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period
     (in millions)                  $1,560.7         $718.1      $195.4      $111.5      $135.6          $118.5             $113.5
                                ----------------------------------------------------------------------------------------------------
    Ratio of Gross Expenses to
     Average Net Assets(5)              1.08%(6)       1.17%       1.28%         --          --              --                 --
                                ----------------------------------------------------------------------------------------------------
    Ratio of Net Expenses to
     Average Net Assets                 1.07%(6)(8)    1.16%(8)    1.28%(8)    1.35%(8)    1.36%           1.51%(6)           1.65%
                                ----------------------------------------------------------------------------------------------------
    Ratio of Net Investment
     Income (Loss) to Average
     Net Assets                          .52%(6)(8)    (.08%)(8)   (.18%)(8)   (.16%)(8)   (.20%)          (.08%)(6)           .15%
                                ----------------------------------------------------------------------------------------------------
    Portfolio Turnover Rate(7)            --             --          --          --          --              --                 54%
                                ----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS(9)
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Fund(2)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                    Six Months Ended
                                                      February 28,
                                                          1998                      Year Ended August 31,
                                                      (UNAUDITED)        1997      1996      1995      1994      1993
                                                    -------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $  31.41       $  23.78  $  23.61  $  19.52  $  18.57  $  15.73
                                                    -------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                                    .11            .15       .31       .27       .24       .30
    Net Gains or Losses on Securities (both
     realized and unrealized)                               1.10           8.96       .90      4.30      1.41      3.45
                                                    -------------------------------------------------------------------
      Total From Investment Operations                      1.21           9.11      1.21      4.57      1.65      3.75
                                                    -------------------------------------------------------------------
Less Distributions
    Dividends (from net investment income)                  (.11)          (.24)     (.28)     (.25)     (.30)     (.25)
    Distributions (from net capital gains)                 (4.00)         (1.24)     (.76)     (.23)     (.40)     (.66)
                                                    -------------------------------------------------------------------
      Total Distributions                                  (4.11)         (1.48)    (1.04)     (.48)     (.70)     (.91)
                                                    -------------------------------------------------------------------
Net Asset Value, End of Period                          $  28.51       $  31.41  $  23.78  $  23.61  $  19.52  $  18.57
                                                    -------------------------------------------------------------------
Total Return(3)                                            +5.66%(4)     +39.69%    +5.27%   +24.06%    +9.12%   +24.43%
                                                    -------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in millions)             $6,262.7       $6,475.1  $4,905.2  $3,947.5  $2,416.5  $1,787.0
                                                    -------------------------------------------------------------------
    Ratio of Gross Expenses to Average Net
     Assets(5)                                               .79%(6)        .80%      .82%       --        --        --
                                                    -------------------------------------------------------------------
    Ratio of Net Expenses to Average Net Assets              .78%(6)        .80%      .82%      .80%      .80%      .81%
                                                    -------------------------------------------------------------------
    Ratio of Net Investment Income to Average Net
     Assets                                                  .70%(6)        .55%     1.37%     1.40%     1.36%     2.01%
                                                    -------------------------------------------------------------------
    Portfolio Turnover Rate(7)                                --             --        --        --        --        27%
                                                    -------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          International Fund
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                                Period from
                                                                   Six Months Ended                               June 15,
                                                                     February 28,                                 1994(10)
                                                                         1998         Year Ended August 31,    to August 31,
                                                                     (UNAUDITED)       1997    1996    1995         1994
                                                                   -----------------------------------------------------------
Net Asset Value, Beginning of Period                                    $14.83        $11.91  $10.70  $10.46       $10.00
                                                                   -----------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                                          (.05)           --     .01     .06          .01
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                          1.39          2.94    1.24     .21          .45
                                                                   -----------------------------------------------------------
      Total From Investment Operations                                    1.34          2.94    1.25     .27          .46
                                                                   -----------------------------------------------------------
Less Distributions
    Dividends (from net investment income)                                  --          (.02)   (.04)   (.03)          --
    Distributions (from net capital gains)                                (.14)           --      --      --           --
                                                                   -----------------------------------------------------------
      Total Distributions                                                 (.14)         (.02)   (.04)   (.03)          --
                                                                   -----------------------------------------------------------
Net Asset Value, End of Period                                          $16.03        $14.83  $11.91  $10.70       $10.46
                                                                   -----------------------------------------------------------
Total Return(3)                                                          +9.16%(4)    +24.71% +11.73%  +2.60%       +4.60%(4)
                                                                   -----------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in millions)                             $132.0        $115.4  $ 57.0  $ 26.4       $  6.2
                                                                   -----------------------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(5)                      1.71%(6)      1.70%   1.70%     --           --
                                                                   -----------------------------------------------------------
    Ratio of Net Expenses to Average Net Assets(8)                        1.70%(6)      1.70%   1.70%   1.70%        1.70%(6)
                                                                   -----------------------------------------------------------
    Ratio of Net Investment Income (Loss) to Average Net
     Assets(8)                                                            (.76%)(6)     (.02%)    .24%    .73%         .57%(6)
                                                                   -----------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Fund(2)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                              Six Months Ended
                                                                February 28,
                                                                    1998                     Year Ended August 31,
                                                                (UNAUDITED)        1997     1996     1995     1994      1993
                                                              ----------------------------------------------------------------
Net Asset Value, Beginning of Period                               $14.51         $11.94   $13.27   $11.28   $12.94   $  11.59
                                                              ----------------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                                     (.02)          (.03)    (.04)      --      .02        .02
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                     1.04           4.26     (.33)    2.70      .40       3.06
                                                              ----------------------------------------------------------------
      Total From Investment Operations                               1.02           4.23     (.37)    2.70      .42       3.08
                                                              ----------------------------------------------------------------
Less Distributions
    Dividends (from net investment income)                             --             --       --     (.01)    (.02)      (.05)
    Distributions (from net capital gains)                          (3.84)         (1.66)    (.96)    (.70)   (2.06)     (1.68)
                                                              ----------------------------------------------------------------
      Total Distributions                                           (3.84)         (1.66)    (.96)    (.71)   (2.08)     (1.73)
                                                              ----------------------------------------------------------------
Net Asset Value, End of Period                                     $11.69         $14.51   $11.94   $13.27   $11.28   $  12.94
                                                              ----------------------------------------------------------------
Total Return(3)                                                    +10.43%(4)     +38.75%   -2.91%  +26.00%   +3.49%    +27.76%
                                                              ----------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in millions)                        $605.7         $570.4   $516.2   $612.0   $510.3   $  537.6
                                                              ----------------------------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(5)                  .96%(6)        .99%     .98%      --       --         --
                                                              ----------------------------------------------------------------
    Ratio of Net Expenses to Average Net Assets                       .95%(6)        .98%     .98%     .98%     .96%      1.04%
                                                              ----------------------------------------------------------------
    Ratio of Net Investment Income (Loss) to Average Net
     Assets                                                          (.38%)(6)      (.20%)   (.27%)    .03%     .16%       .20%
                                                              ----------------------------------------------------------------
    Portfolio Turnover Rate(7)                                         --             --       --       --       --         76%(6)
                                                              ----------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Partners Fund
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                     Six Months Ended                                                      Period from
                                       February 28,                                                       July 1, 1993    Year Ended
                                           1998                      Year Ended August 31,                to August 31,    June 30,
                                      (UNAUDITED)(2)      1997(2)     1996(2)     1995(2)     1994(2)        1993(2)         1993
                                     -----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                                  $  31.60         $  23.88    $  23.72    $  21.32    $  22.46      $  20.98       $  18.96
                                     -----------------------------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                     .10              .19         .22         .17         .10           .02            .16
    Net Gains or Losses on
     Securities (both realized and
     unrealized)                             2.38            10.36        2.84        3.94        1.07          1.46           3.84
                                     -----------------------------------------------------------------------------------------------
      Total From Investment
       Operations                            2.48            10.55        3.06        4.11        1.17          1.48           4.00
                                     -----------------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                 (.19)            (.22)       (.20)       (.11)       (.11)           --           (.19)
    Distributions (from net capital
     gains)                                 (5.84)           (2.61)      (2.70)      (1.60)      (2.20)           --          (1.79)
                                     -----------------------------------------------------------------------------------------------
      Total Distributions                   (6.03)           (2.83)      (2.90)      (1.71)      (2.31)           --          (1.98)
                                     -----------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $  28.05         $  31.60    $  23.88    $  23.72    $  21.32      $  22.46       $  20.98
                                     -----------------------------------------------------------------------------------------------
Total Return(3)                             +9.87%(4)       +47.11%     +13.86%     +21.53%      +5.56%        +7.05%(4)     +21.78%
                                     -----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                           $3,537.2         $3,103.7    $1,871.9    $1,564.0    $1,335.9      $1,185.1       $1,085.6
                                     -----------------------------------------------------------------------------------------------
    Ratio of Gross Expenses to
     Average Net Assets(5)                    .80%(6)          .81%        .84%         --          --            --             --
                                     -----------------------------------------------------------------------------------------------
    Ratio of Net Expenses to
     Average Net Assets                       .79%(6)          .81%        .84%        .83%        .81%          .84%(6)        .86%
                                     -----------------------------------------------------------------------------------------------
    Ratio of Net Investment Income
     to Average Net Assets                    .69%(6)          .72%        .93%        .83%        .48%          .59%(6)        .83%
                                     -----------------------------------------------------------------------------------------------
    Portfolio Turnover Rate(7)                 --               --          --          --          --             6%            82%
                                     -----------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Socially Responsive Fund
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                                 Period from
                                                                   Six Months Ended                               March 16,
                                                                     February 28,                                 1994(10)
                                                                         1998         Year Ended August 31,     to August 31,
                                                                     (UNAUDITED)       1997    1996    1995         1994
                                                                   ------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $17.79        $13.88  $11.84  $10.07       $10.00
                                                                   ------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                                                  .03           .03     .02     .03          .01
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                          2.33          4.33    2.35    1.76          .06
                                                                   ------------------------------------------------------------
      Total From Investment Operations                                    2.36          4.36    2.37    1.79          .07
                                                                   ------------------------------------------------------------
Less Distributions
    Dividends (from net investment income)                                (.03)         (.03)   (.02)   (.02)          --
    Distributions (from net capital gains)                                (.40)         (.42)   (.31)     --           --
                                                                   ------------------------------------------------------------
      Total Distributions                                                 (.43)         (.45)   (.33)   (.02)          --
                                                                   ------------------------------------------------------------
Net Asset Value, End of Period                                          $19.72        $17.79  $13.88  $11.84       $10.07
                                                                   ------------------------------------------------------------
Total Return(3)                                                         +13.56%(4)    +31.96% +20.19% +17.82%       +0.70%(4)
                                                                   ------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in millions)                             $ 83.0        $ 59.7  $ 32.9  $  8.2       $  2.3
                                                                   ------------------------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(5)                      1.17%(6)      1.49%   1.50%     --           --
                                                                   ------------------------------------------------------------
    Ratio of Net Expenses to Average Net Assets(8)                        1.16%(6)      1.48%   1.50%   1.51%        1.50%(6)
                                                                   ------------------------------------------------------------
    Ratio of Net Investment Income to Average Net Assets(8)                .38%(6)       .23%    .19%    .36%         .50%(6)
                                                                   ------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)
----------------------------------------------------------------------
          Equity Funds
1) Prior to January 1, 1995, its name was Neuberger&Berman Selected Sectors
   Fund.
2) The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For International and Socially Responsive, total return would have been lower if the investment manager had not reimbursed certain expenses. For Genesis, total return would have been lower if N&B Management had not waived a portion of the management fee.
4) Not annualized.
5) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. For International and Socially Responsive, these ratios include expense reimbursement or repayment arrangements, and for Genesis, a management fee waiver.
6) Annualized.
7) Each Fund (except International and Socially Responsive) transferred all of its investment securities into its respective Portfolio on August 2, 1993. After that date each Fund invested only in its corresponding Portfolio, and that Portfolio, rather than the Fund, engaged in securities transactions. Therefore, after that date no Fund had a portfolio turnover rate. Portfolio turnover rates for periods ending after August 2, 1993, are included in the Financial Highlights for each Portfolio, which appear elsewhere in this report.

8) Had N&B Management not waived a portion of the management fee borne directly by Neuberger&Berman Genesis Portfolio (see Note B of Notes to Financial Statements of the Portfolios) the annualized ratios of net expenses and net investment income (loss) to average daily net assets would have been:

                                                    Six Months Ended        Year Ended
                                                      February 28,          August 31,
GENESIS                                                   1998         1997    1996    1995
--------------------------------------------------------------------------------------------
Net Expenses                                             1.12%         1.26%   1.38%   1.38%
                                                    ----------------------------------------
Net Investment Income (Loss)                              .47%         (.18%)  (.28%)  (.19%)
                                                    ----------------------------------------

      After reimbursement of expenses by N&B Management as described in Note B of Notes to Financial Statements. Had N&B Management not undertaken such action the annualized ratios of net expenses and net investment income (loss) to average daily net assets would have been:

                                                                    Period from
                                                     Year Ended    June 15, 1994
                                                     August 31,    to August 31,
INTERNATIONAL                                        1996   1995       1994
--------------------------------------------------------------------------------
Net Expenses                                         2.28%  2.31%      2.50%
                                                    ----------------------------
Net Investment Income (Loss)                         (.34%)  .12%      (.23%)
                                                    ----------------------------

                                                                    Period from
                                                     Year Ended    March 16, 1994
                                                     August 31,    to August 31,
SOCIALLY RESPONSIVE                                 1996    1995        1994
---------------------------------------------------------------------------------
Net Expenses                                        1.69%   2.50%       2.50%
                                                    -----------------------------
Net Investment Income (Loss)                         .00%   (.63%)      (.50%)
                                                    -----------------------------

      Had International not reimbursed N&B Management, as described in Note B of Notes to Financial Statements, the annualized ratios of net expenses and net investment loss to average daily net assets would have been:

                                                    Six Months Ended   Year Ended
                                                      February 28,     August 31,
                                                          1998            1997
---------------------------------------------------------------------------------
Net Expenses                                              1.60%           1.69%
                                                    -----------------------------
Net Investment Loss                                       (.66%)          (.01%)
                                                    -----------------------------

      Had Socially Responsive not reimbursed N&B Management, as described in Note B of Notes to Financial Statements, the annualized ratios of net expenses and net investment income to average daily net assets would have been:

                                                    Year Ended
                                                    August 31,
                                                       1997
--------------------------------------------------------------
Net Expenses                                          1.20%
                                                         -----
Net Investment Income                                  .51%
                                                         -----

 9) Adjusted for a 200% stock dividend effective January 20, 1993.
10) The date investment operations commenced.

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------
          Focus Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Compaq Computer                                 4.9%
 2.  Chase Manhattan                                 4.8%
 3.  Travelers Group                                 4.5%
 4.  Countrywide Credit Industries                   4.3%
 5.  CITICORP                                        4.2%
 6.  Capital One Financial                           3.6%
 7.  General Motors                                  3.5%
 8.  Fannie Mae                                      3.4%
 9.  3Com Corp.                                      3.4%
10.  Furniture Brands International                  3.1%

                                                           Market
  Number                                                  Value(1)
 of Shares                                             (000's omitted)
-----------                                            ---------------
COMMON STOCKS (92.9%)
AUTOMOTIVE (4.9%)
    183,100  Cabot Corp.                                 $    6,454
    883,500  General Motors                                  60,907
    503,400  Hertz Corp.                                     19,947
                                                       ---------------
                                                             87,308
                                                       ---------------
FINANCIAL SERVICES (45.8%)
    209,000  ACE Ltd.                                        20,665
    964,155  ADVANTA Corp. Class A                           22,718(2)
    643,500  Banc One                                        36,358
    383,000  BankBoston Corp.                                38,180
    940,000  Capital One Financial                           63,156
    680,000  Chase Manhattan                                 84,363
    555,000  CITICORP                                        73,538
  1,715,000  Countrywide Credit Industries                   76,210
    940,000  Fannie Mae                                      59,984
    700,000  Freddie Mac                                     33,075
    247,000  Hartford Financial Services Group               24,268
    672,500  Merrill Lynch                                   48,126

                                                           Market
  Number                                                  Value(1)
 of Shares                                             (000's omitted)
-----------                                            ---------------
    700,000  Morgan Stanley, Dean Witter, Discover       $   48,781
    640,800  Nationwide Financial Services                   28,195
    525,600  PartnerRe Ltd.                                  25,623
    177,100  St. Paul Cos.                                   15,695
    107,000  Transamerica Corp.                              12,459
  1,427,000  Travelers Group                                 79,555
    395,000  Travelers Property Casualty                     16,195
                                                       ---------------
                                                            807,144
                                                       ---------------
HEALTH CARE (8.0%)
  1,857,900  Foundation Health Systems                       51,441
    940,000  Sierra Health Services                          34,427(2)
    934,900  Wellpoint Health Networks                       54,633
                                                       ---------------
                                                            140,501
                                                       ---------------
HEAVY INDUSTRY (5.2%)
  1,330,000  AGCO Corp.                                      37,406
  1,000,000  AK Steel Holding                                18,688
  1,030,000  DT Industries                                   36,307(2)
                                                       ---------------
                                                             92,401
                                                       ---------------
RETAIL (9.4%)
  1,200,000  Barnes & Noble                                  42,150
  2,014,300  Furniture Brands International                  55,142
  1,074,000  Neiman-Marcus Group                             39,939
    420,000  Payless ShoeSource                              28,245
                                                       ---------------
                                                            165,476
                                                       ---------------
TECHNOLOGY (17.8%)
  1,665,000  3Com Corp.                                      59,524
    700,000  Applied Materials                               25,769(3)
    525,000  Atmel Corp.                                      8,531

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------

          Focus Portfolio (Cont'd)

                                                           Market
  Number                                                  Value(1)
 of Shares                                             (000's omitted)
-----------                                            ---------------
  2,700,000  Compaq Computer                             $   86,569
    120,000  Credence Systems                                 4,005
    580,000  KLA-Tencor                                      26,771
    964,500  National Semiconductor                          23,027
     90,000  Rational Software                                1,215
  1,300,000  Silicon Valley Group                            35,425
    533,000  Teradyne, Inc.                                  25,151
    320,000  Texas Instruments                               18,520
                                                       ---------------
                                                            314,507
                                                       ---------------
TRANSPORTATION (1.8%)
    644,000  Continental Airlines Class B                    32,361
                                                       ---------------
             TOTAL COMMON STOCKS (COST $952,034)          1,639,698
                                                       ---------------

                                                           Market
 Principal                                                Value(1)
  Amount                                               (000's omitted)
-----------                                            ---------------
U.S. TREASURY SECURITIES (2.7%)
$47,880,000  U.S. Treasury Bills, 4.97% - 5.045%, due
              3/5/98 & 4/9/98  (COST $47,749)            $   47,756
                                                       ---------------
SHORT-TERM CORPORATE NOTES (3.9%)
 68,140,000  General Electric Capital Corp., 5.50%,
              due 3/2/98 (COST $68,140)                      68,140(4)
                                                       ---------------
             TOTAL INVESTMENTS (99.5%) (COST
              $1,067,923)                                 1,755,594(5)
             Cash, receivables and other assets, less
              liabilities (0.5%)                              8,292
                                                       ---------------
             TOTAL NET ASSETS (100.0%)                   $1,763,886
                                                       ---------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------
          Genesis Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Thiokol Corp.                                   1.9%
 2.  Bank United                                     1.8%
 3.  Webster Financial                               1.6%
 4.  AAR Corp.                                       1.6%
 5.  Pride International                             1.4%
 6.  Trigon Healthcare                               1.4%
 7.  National-Oilwell                                1.3%
 8.  Richfood Holdings                               1.2%
 9.  AptarGroup Inc.                                 1.2%
10.  Crescent Real Estate Equities                   1.1%

                                                            Market
   Number                                                  Value(1)
 of Shares                                              (000's omitted)
------------                                            ---------------
COMMON STOCKS (86.5%)
AEROSPACE (6.5%)
   1,209,750  AAR Corp.                                   $   36,746
   1,194,100  Aviall Inc.                                     17,165(2)
     259,100  BE Aerospace                                     7,627
     468,300  DONCASTERS PLC ADR                              11,708
     199,900  Ducommun Inc.                                    6,434
     210,200  Hexcel Corp.                                     5,531
     344,200  Moog, Inc. Class A                              12,133
     257,300  Orbital Sciences                                 9,810
     463,500  Thiokol Corp.                                   44,322
                                                        ---------------
                                                             151,476
                                                        ---------------
AUTOMOTIVE (0.4%)
     384,000  Donaldson Co.                                    9,144
                                                        ---------------
BANKING & FINANCIAL (12.8%)
     237,775  Associated Banc-Corp                            12,453
     874,900  Bank United                                     41,230
     253,612  Charter One Financial                           15,367
     196,900  Colonial BancGroup                               6,695
     121,485  Commerce Bancorp                                 5,786
     321,100  Commercial Federal                              11,359

                                                            Market
   Number                                                  Value(1)
 of Shares                                              (000's omitted)
------------                                            ---------------
     302,800  Community First Bankshares                  $   16,048
     328,100  Cullen/Frost Bankers                            18,681
     211,600  Dime Community Bancorp                           5,316
     186,700  First Commerce                                  14,749
     281,300  FirstFed Financial                              11,358
     232,200  Imperial Bancorp                                 7,663
     248,500  Long Island Bancorp                             14,957
      78,300  North Fork Bancorp                               2,677
     142,700  Ocean Financial                                  5,030
      82,877  ONBANCorp, Inc.                                  6,019
     511,300  Peoples Heritage Financial Group                23,807
     169,175  Queens County Bancorp                            6,725
     227,600  Reliance Bancorp                                 8,080
     237,700  Sovereign Bancorp                                4,605
     687,675  Sterling Bancshares                             10,315
     307,750  Texas Regional Bancshares                       10,656
     592,600  Webster Financial                               38,075
                                                        ---------------
                                                             297,651
                                                        ---------------
BASIC MATERIALS (1.9%)
     101,300  Lone Star Industries                             6,103
     198,800  Lone Star Technologies                           6,163
     244,500  Medusa Corp.                                    11,568
     361,600  Texas Industries                                20,430
                                                        ---------------
                                                              44,264
                                                        ---------------
BUILDING, CONSTRUCTION & REFURNISHING (0.8%)
     825,600  Apogee Enterprises                              10,681
      73,000  Lincoln Electric Class A                         2,774
      95,000  Simpson Manufacturing                            3,907
                                                        ---------------
                                                              17,362
                                                        ---------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                            Market
   Number                                                  Value(1)
 of Shares                                              (000's omitted)
------------                                            ---------------
CHEMICALS (0.7%)
     382,500  Lawter International                        $    4,471
     201,000  Lilly Industries                                 4,045
     297,000  Lyondell Petrochemical                           8,093
                                                        ---------------
                                                              16,609
                                                        ---------------
CONSUMER CYCLICALS (0.7%)
     466,600  Coachmen Industries                             13,327
      67,800  Monaco Coach                                     2,678
                                                        ---------------
                                                              16,005
                                                        ---------------
CONSUMER PRODUCTS & SERVICES (3.9%)
     243,791  Block Drug                                      10,270
     138,800  Bush Boake Allen                                 4,476
     477,400  First Brands                                    12,293
     134,100  Libbey Inc.                                      4,945
     579,500  Prime Hospitality                               11,011
   1,020,800  Richfood Holdings                               29,029
     273,800  Stewart Enterprises                             12,903
     166,900  The First Years                                  4,485
                                                        ---------------
                                                              89,412
                                                        ---------------
DEFENSE (1.7%)
     271,700  Alliant Techsystems                             17,066
     660,000  Newport News Shipbuilding                       17,985
     100,000  Primex Technologies                              4,325
                                                        ---------------
                                                              39,376
                                                        ---------------
DIAGNOSTIC EQUIPMENT (0.9%)
     793,100  ADAC Laboratories                               21,116
                                                        ---------------
ELECTRONICS (2.0%)
     224,800  Continental Circuits                             5,311
     534,100  Dallas Semiconductor                            25,370
      25,000  Kent Electronics                                   558
     340,900  SCI Systems                                     15,340
                                                        ---------------
                                                              46,579
                                                        ---------------
ENERGY (2.4%)
     509,500  Apache Corp.                                    17,323
     410,000  Cabot Oil & Gas                                  8,610
                                                            Market
   Number                                                  Value(1)
 of Shares                                              (000's omitted)
------------                                            ---------------
     701,900  Coho Energy                                 $    5,571
     182,700  Cross Timbers Oil                                2,923
      54,200  Ocean Energy                                     2,534
     636,990  Swift Energy                                    11,426
      17,994  Titan Exploration                                  130
     765,800  Unit Corp.                                       6,079
                                                        ---------------
                                                              54,596
                                                        ---------------
HEALTH CARE (8.0%)
     511,000  Acuson Corp.                                     9,390
      92,500  Arrow International                              3,619
     634,000  Ballard Medical Products                        15,929
     252,900  CompDent Corp.                                   3,509
     492,200  CONMED Corp.                                    10,798
     445,400  DePuy, Inc.                                     11,998
     871,500  Haemonetics Corp.                               14,543
     195,877  Henry Schein                                     7,982
     315,000  John Alden Financial                             7,068
     443,550  Patterson Dental                                13,417
     370,000  Physio-Control International                     6,984
     149,100  R.P. Scherer                                     9,067
     154,100  Sofamor Danek Group                             11,596
     192,500  STAAR Surgical                                   3,128
   1,039,800  Trigon Healthcare                               32,234
     475,600  Universal Health Services Class B               24,850
                                                        ---------------
                                                             186,112
                                                        ---------------
INDUSTRIAL & COMMERCIAL PRODUCTS & SERVICES (5.4%)
     115,000  Alamo Group                                      2,084
   1,003,800  BMC Industries                                  19,511
     118,700  Dionex Corp.                                     6,929
   1,380,900  Hussmann International                          20,972
     612,200  Kaydon Corp.                                    22,766
     332,000  NN Ball & Roller                                 3,528
     281,800  Pameco Corp.                                     4,650(2)
     162,000  Pentair, Inc.                                    6,672
      96,600  Roper Industries                                 2,808
     547,200  SOS Staffing Services                           11,218
     233,600  W.H. Brady                                       7,709

                                                   February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                            Market
   Number                                                  Value(1)
 of Shares                                              (000's omitted)
------------                                            ---------------
     389,100  Wallace Computer Services                   $   14,154
     180,750  Woodhead Industries                              3,434
                                                        ---------------
                                                             126,435
                                                        ---------------
INSURANCE (1.9%)
     535,150  Allied Group                                    16,857
     290,200  FBL Financial Group                             13,494
      81,000  Orion Capital                                    3,954
     229,000  Penn-America Group                               5,238
     150,700  Trenwick Group                                   5,501
                                                        ---------------
                                                              45,044
                                                        ---------------
MACHINERY & EQUIPMENT (0.9%)
     178,800  Allied Products                                  4,101
      27,900  Gardner Denver Machinery                           748
     683,300  Stewart & Stevenson Services                    16,698
                                                        ---------------
                                                              21,547
                                                        ---------------
OFFICE EQUIPMENT (1.1%)
     415,000  United Stationers                               24,848
                                                        ---------------
OIL SERVICES (8.2%)
      50,600  Bayard Drilling Technologies                       651
     208,200  Cal Dive International                           5,621
     193,800  Cliffs Drilling                                  7,510
     313,800  Dawson Production Services                       3,785
     373,500  Friede Goldman International                    11,345
     630,400  Global Industries                               10,874
     226,200  Hvide Marine                                     4,298
     405,000  IRI International                                4,784
     544,500  Nabors Industries                               12,455
   1,103,091  National-Oilwell                                30,887
     480,700  Oceaneering International                        7,962
     742,500  Offshore Logistics                              13,087
                                                            Market
   Number                                                  Value(1)
 of Shares                                              (000's omitted)
------------                                            ---------------
   1,463,400  Pride International                         $   33,384
     367,000  R&B Falcon                                       9,726
     287,400  Smith International                             15,304
     224,400  Trico Marine Services                            4,180
     192,600  Tuboscope Inc.                                   3,768
     393,200  UTI Energy                                       5,357
     344,800  Willbros Group                                   5,538
                                                        ---------------
                                                             190,516
                                                        ---------------
PACKING & CONTAINERS (1.2%)
     491,200  AptarGroup Inc.                                 28,336
                                                        ---------------
PUBLISHING & BROADCASTING (0.3%)
      85,666  Pulitzer Publishing                              7,196
                                                        ---------------
REAL ESTATE/REITS (5.7%)
     570,900  CCA Prison Realty Trust                         25,119
      26,800  Crescent Operating                                 533
     749,500  Crescent Real Estate Equities                   25,530
     335,000  ElderTrust                                       6,072(2)
     495,000  Health Care Property Investors                  18,377
     297,000  Imperial Credit Commercial Mortgage
               Investment                                      4,566
     140,900  National Health Investors                        5,777
     339,700  Nationwide Health Properties                     8,981
     162,800  OMEGA Healthcare Investors                       6,319
     798,100  Prime Retail                                    11,622
     415,300  SL Green Realty                                 11,031
     540,000  Sunstone Hotel Investors                         8,640
                                                        ---------------
                                                             132,567
                                                        ---------------
RESTAURANTS (0.6%)
     706,800  Brinker International                           14,754
                                                        ---------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                            Market
   Number                                                  Value(1)
 of Shares                                              (000's omitted)
------------                                            ---------------
RETAILING (1.0%)
     354,875  99 Cents Only Stores                        $   13,663
     517,900  Micro Warehouse                                  7,121
     178,500  Schultz Sav-O Stores                             2,789
                                                        ---------------
                                                              23,573
                                                        ---------------
TECHNOLOGY (5.3%)
     242,800  Analysts International                           8,589
   1,072,600  Auspex Systems                                  10,257
     202,600  Black Box                                        7,243
   2,036,300  Borland International                           18,963(2)
     517,600  CACI International                              11,064
   1,124,100  Data General                                    23,185
     162,500  Eltron International                             3,494
     264,900  Emulex Corp.                                     3,146
     483,200  Methode Electronics Class A                      6,825
   1,027,400  Reynolds & Reynolds                             21,832
     328,400  Zebra Technologies                               9,482
                                                        ---------------
                                                             124,080
                                                        ---------------
TEXTILES & APPAREL (0.2%)
     124,300  St. John Knits                                   5,252
                                                        ---------------
TRANSPORTATION, SHIPPING & FREIGHT (0.2%)
      78,375  Air Express International                        2,195
     213,600  Maritrans Inc.                                   2,136
                                                        ---------------
                                                               4,331
                                                        ---------------
UTILITIES, ELECTRIC & GAS (11.8%)
     582,200  AGL Resources                                   11,826
     183,200  Aquila Gas Pipeline                              2,210
     248,600  Atmos Energy                                     7,132
     246,500  Central Hudson Gas & Electric                   10,014
     227,600  Connecticut Energy                               6,714
                                                            Market
   Number                                                  Value(1)
 of Shares                                              (000's omitted)
------------                                            ---------------
     124,300  Eastern Enterprises                         $    5,508
     509,800  Eastern Utilities Associates                    12,203
     400,500  Enova Corp.                                     10,213
     695,600  Illinova Corp.                                  19,303
     628,800  Montana Power                                   20,122
     336,200  National Fuel Gas                               15,675
     618,200  Nevada Power                                    15,339
     193,300  NICOR Inc.                                       7,949
      48,500  Northwest Natural Gas                            1,367
     289,800  NUI Corp.                                        7,662
     383,600  ONEOK, Inc.                                     13,426
     200,000  Orange & Rockland Utilities                      8,787
      66,100  Otter Tail Power                                 2,504
     529,900  Public Service Co. of New Mexico                12,353
     475,100  Rochester Gas & Electric                        14,817
     376,100  Sierra Pacific Resources                        13,493
     390,000  UtiliCorp United                                14,040
     457,400  Washington Gas Light                            12,321
     483,600  Washington Water Power                          11,062
     152,300  WICOR, Inc.                                      7,282
     249,000  WPL Holdings                                     7,937
     140,000  WPS Resources                                    4,550
                                                        ---------------
                                                             275,809
                                                        ---------------
              TOTAL COMMON STOCKS (COST $1,700,109)        2,013,990
                                                        ---------------
PREFERRED STOCKS (0.1%)
      60,000  Hvide Capital Trust, Cv., 6.50% (COST
               $3,000)                                         2,948(6)
                                                        ---------------

                                                   February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                            Market
 Principal                                                 Value(1)
   Amount                                               (000's omitted)
------------                                            ---------------
U.S. TREASURY SECURITIES (12.3%)
$287,240,000  U.S. Treasury Bills,
               4.90% - 5.045%,
               due 3/5/98 -
               4/9/98  (COST $286,585)                    $  286,628
                                                        ---------------
SHORT-TERM CORPORATE NOTES (2.2%)
  51,040,000  General Electric Capital Corp., 5.50%,
               due 3/2/98 (COST $51,040)                      51,040(4)
                                                        ---------------
              TOTAL INVESTMENTS (101.1%) (COST
               $2,040,734)                                 2,354,606(5)
              Liabilities, less cash, receivables and
               other assets [(1.1%)]                         (24,479)
                                                        ---------------
              TOTAL NET ASSETS (100.0%)                   $2,330,127
                                                        ---------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  General Motors                                  4.0%
 2.  Compaq Computer                                 3.9%
 3.  Chase Manhattan                                 3.5%
 4.  Travelers Group                                 3.5%
 5.  Capital One Financial                           3.4%
 6.  CITICORP                                        3.2%
 7.  Foundation Health Systems                       3.1%
 8.  Morgan Stanley, Dean Witter, Discover           3.1%
 9.  Countrywide Credit Industries                   3.0%
10.  3Com Corp.                                      2.9%

                                                            Market
   Number                                                  Value(1)
 of Shares                                              (000's omitted)
------------                                            ---------------
COMMON STOCKS (93.0%)
AGRICULTURE (4.0%)
   5,360,200  AGCO Corp.                                  $  150,756(2)
   3,107,200  IMC Global                                     118,656
     904,600  Potash Corp. of Saskatchewan                    80,848
                                                        ---------------
                                                             350,260
                                                        ---------------
AUTOMOTIVE (11.1%)
   3,040,700  Cabot Corp.                                    107,185
   2,793,250  Chrysler Corp.                                 108,762
   4,893,900  Coltec Industries                              127,547(2)
   5,048,000  General Motors                                 347,997
     649,000  Lear Corp.                                      34,316
   2,298,786  LucasVarity PLC ADR                             86,492
   1,784,800  Magna International Class A                    107,980
   2,452,081  Mark IV Industries                              57,011
                                                        ---------------
                                                             977,290
                                                        ---------------
BANKING (12.3%)
   4,026,069  Banc One                                       227,473
   2,300,000  BankBoston Corp.                               229,281
   2,495,000  Chase Manhattan                             $  309,536

                                                            Market
   Number                                                  Value(1)
 of Shares                                              (000's omitted)
------------                                            ---------------
   2,095,000  CITICORP                                       277,588
   1,008,000  First Tennessee National                        32,130
                                                        ---------------
                                                           1,076,008
                                                        ---------------
CONSUMER GOODS & SERVICES (0.4%)
     874,728  Cendant Corp.                                   32,802
                                                        ---------------
ENERGY (1.2%)
     150,000  Cooper Cameron                                   8,044
   1,275,000  Praxair, Inc.                                   60,961
   1,125,000  Santa Fe International                          39,867
                                                        ---------------
                                                             108,872
                                                        ---------------
FINANCIAL SERVICES (17.5%)
   2,254,350  ADVANTA Corp. Class B                           49,596
     220,814  Alleghany Corp.                                 75,298
   4,380,000  Capital One Financial                          294,281(2)
   5,830,000  Countrywide Credit Industries                  259,071(2)
   3,000,000  Fannie Mae                                     191,437(3)
   3,020,000  Freddie Mac                                    142,695
   3,300,000  Merrill Lynch                                  236,156
   3,897,700  Morgan Stanley, Dean Witter, Discover          271,621
     510,000  Security Capital Industrial Trust               12,367
                                                        ---------------
                                                           1,532,522
                                                        ---------------
HEALTH CARE (10.8%)
   2,855,000  Aetna Inc.                                     249,456
   9,974,900  Foundation Health Systems                      276,180(2)
   4,788,800  Humana Inc.                                    121,815
   1,260,000  Mid Atlantic Medical Services                   14,805
   1,465,790  PacifiCare Health Systems Class B               91,612(2)
     326,600  Tenet Healthcare                                12,186

                                                   February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                            Market
   Number                                                  Value(1)
 of Shares                                              (000's omitted)
------------                                            ---------------
     800,000  United Healthcare                           $   48,550
   2,326,396  Wellpoint Health Networks                      135,949
                                                        ---------------
                                                             950,553
                                                        ---------------
HEAVY INDUSTRY (1.9%)
     339,000  Harnischfeger Industries                        11,992
     537,100  Rockwell International                          32,495
   3,654,400  UCAR International                             125,848(2)
                                                        ---------------
                                                             170,335
                                                        ---------------
INDUSTRIAL GOODS & SERVICES (3.7%)
   2,275,200  American Standard                              101,246
   1,150,000  U.S. Filter                                     39,028
   2,251,500  USA Waste Services                              93,719
   1,700,700  USG Corp.                                       92,901
                                                        ---------------
                                                             326,894
                                                        ---------------
INSURANCE (6.1%)
   1,640,000  Hartford Financial Services Group              161,130
      95,000  St. Paul Cos.                                    8,419
     163,100  Transamerica Corp.                              18,991
     451,050  Transatlantic Holdings                          34,111
   5,530,000  Travelers Group                                308,298
                                                        ---------------
                                                             530,949
                                                        ---------------
MEDIA & ENTERTAINMENT (0.4%)
     611,900  Harcourt General                                33,043
                                                        ---------------
REAL ESTATE INVESTMENT TRUSTS (1.5%)
   2,767,100  INMC Mortgage Holdings                          72,809
   1,542,000  Spieker Properties                              61,198
                                                        ---------------
                                                             134,007
                                                        ---------------
                                                            Market
   Number                                                  Value(1)
 of Shares                                              (000's omitted)
------------                                            ---------------
RETAIL (1.7%)
   2,739,600  Barnes & Noble                              $   96,228
     200,500  Sears, Roebuck                                  10,639
   1,800,000  Woolworth Corp.                                 42,750
                                                        ---------------
                                                             149,617
                                                        ---------------
TECHNOLOGY (17.3%)
   7,175,000  3Com Corp.                                     256,506
   3,795,000  Applied Materials                              139,703(3)
   2,950,000  Arrow Electronics                               98,272
   2,846,000  Atmel Corp.                                     46,247
   1,280,000  Avnet, Inc.                                     81,600
   1,046,600  Cabletron Systems                               16,222
  10,602,500  Compaq Computer                                339,943(3)
   1,830,000  KLA-Tencor                                      84,466
   3,265,000  National Semiconductor                          77,952
   3,150,000  Teradyne, Inc.                                 148,641
   3,906,000  Texas Instruments                              226,060
                                                        ---------------
                                                           1,515,612
                                                        ---------------
TRANSPORTATION (3.1%)
   1,510,600  Continental Airlines Class B                    75,908
     930,270  Delta Air Lines                                105,179
     550,000  Union Pacific                                   28,050
     926,000  US Airways Group                                58,627
                                                        ---------------
                                                             267,764
                                                        ---------------
              TOTAL COMMON STOCKS (COST $5,357,418)        8,156,528
                                                        ---------------
PREFERRED STOCKS (0.1%)
      52,430  Aetna Inc., Ser. C, Cv., 6.25%                   4,371
     125,000  PacifiCare Health Systems, Ser. C, Cv.,
               $1.00                                           3,031
                                                        ---------------
              TOTAL PREFERRED STOCKS (COST $7,557)             7,402
                                                        ---------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                            Market
 Principal                                                 Value(1)
   Amount                                               (000's omitted)
------------                                            ---------------
CONVERTIBLE BONDS (0.2%)
$ 15,000,000  International CableTel Inc., Cv. Sub.
               Notes, 7.25%, due 4/15/05 (COST
               $14,997)                                   $   18,112(6)
                                                        ---------------
U.S. TREASURY SECURITIES (5.3%)
 243,025,000  U.S. Treasury Bills,
               4.96% - 5.06%,
               due 3/5/98 -
               4/9/98                                        242,724
  15,000,000  U.S. Treasury Notes, 8.00%, due 5/15/01         16,045
 100,000,000  U.S. Treasury Bonds, 6.25%, due 8/15/23        103,344
 100,000,000  U.S. Treasury Bonds, 6.00%, due 2/15/26        100,156
                                                        ---------------
              TOTAL U.S. TREASURY SECURITIES (COST
               $449,843)                                     462,269
                                                        ---------------
                                                            Market
 Principal                                                 Value(1)
   Amount                                               (000's omitted)
------------                                            ---------------
SHORT-TERM CORPORATE NOTES (0.4%)
$ 38,310,000  General Electric Capital Corp., 5.50%,
               due 3/2/98 (COST $38,310)                  $   38,310(4)
                                                        ---------------
              TOTAL INVESTMENTS (99.0%) (COST
               $5,868,125)                                 8,682,621(5)
              Cash, receivables and other assets, less
               liabilities (1.0%)                             91,203
                                                        ---------------
              TOTAL NET ASSETS (100.0%)                   $8,773,824
                                                        ---------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------
          International Portfolio

                                         TOP TEN EQUITY HOLDINGS
      ----------------------------------------------------------------------------------------------
     HOLDING                                   COUNTRY          INDUSTRY                   PERCENTAGE
 1.  Portugal Telecom ADR                      Portugal         Telecommunications               2.5%
 2.  Misys PLC                                 United Kingdom   Technology                       2.2%
 3.  France Telecom ADR                        France           Telecommunications               1.8%
 4.  Novartis AG                               Switzerland      Pharmaceutical                   1.6%
 5.  ASM Lithography                           Netherlands      Electronics                      1.4%
     Holding-New York
 6.  TT Tieto, B Shares                        Finland          Technology                       1.3%
 7.  Dassault Systemes ADR                     France           Technology                       1.2%
 8.  Aegon NV-New York                         Netherlands      Insurance                        1.1%
 9.  ASE Test                                  Taiwan           Electronics                      1.1%
10.  Barclays PLC                              United Kingdom   Banking & Financial              1.1%

                                                           Market
  Number                                                  Value(1)
 of Shares                                             (000's omitted)
-----------                                            ---------------
COMMON STOCKS (84.5%)
ARGENTINA (1.1%)
     10,000  Banco Rio de La Plata ADR                    $    130
     14,616  IRSA Inversiones y Representaciones GDR           510
     10,000  Telefonica de Argentina ADR                       360
     14,570  YPF SA ADR                                        461
                                                       ---------------
                                                             1,461
                                                       ---------------
AUSTRALIA (0.6%)
     27,000  Commonwealth Bank of Australia                    335
     44,385  QBE Insurance Group                               183
    100,000  Telstra Corp.                                     265
                                                       ---------------
                                                               783
                                                       ---------------
AUSTRIA (0.2%)
      2,300  OMV AG                                            280
                                                       ---------------

                                                           Market
  Number                                                  Value(1)
 of Shares                                             (000's omitted)
-----------                                            ---------------
BELGIUM (1.3%)
      3,000  Barco Industries                             $    640
      8,060  Telinfo SA                                        652
        100  UCB SA                                            402
                                                       ---------------
                                                             1,694
                                                       ---------------
BRAZIL (0.7%)
      7,000  Telebras ADR                                      857
                                                       ---------------
CHILE (0.2%)
     17,000  Distribucion y Servicio ADR                       259
                                                       ---------------
COLOMBIA (0.5%)
     34,600  Bell Canada International                         623
                                                       ---------------
CZECH REPUBLIC (0.0%)
      3,650  Komercni Banka GDR                                 42(6)
                                                       ---------------
DENMARK (2.1%)
     15,000  Bang & Olufsen Holding, B Shares                  968
      8,840  Carli Gry International                           525
      7,000  NeuroSearch AS                                    577

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                                           Market
  Number                                                  Value(1)
 of Shares                                             (000's omitted)
-----------                                            ---------------
     12,000  Olicom AS                                    $    326
      5,000  Unidanmark AS, A Shares                           363
                                                       ---------------
                                                             2,759
                                                       ---------------
FINLAND (4.5%)
     16,400  Aamulehti Group II                                694
     77,600  Hansabank Ltd.                                    600
      7,750  Hartwall AB                                       732
     19,800  Pohjola Insurance Group, B Shares                 935
      7,500  Raisio Group                                    1,251
     11,000  TT Tieto, B Shares                              1,668
                                                       ---------------
                                                             5,880
                                                       ---------------
FRANCE (6.0%)
      8,990  Chargeurs International                           532
      2,800  Compagnie Generale des Eaux                       441
     42,000  Dassault Systemes ADR                           1,622
     49,080  France Telecom ADR                              2,377
     23,000  Genset ADR                                        667
     16,000  GrandVision                                       589
     16,720  Lagardere SCA                                     608
      6,000  Louis Dreyfus Citrus                              207
      7,000  Scor SA ADR                                       364
      2,500  Unilog SA                                         516
                                                       ---------------
                                                             7,923
                                                       ---------------
GERMANY (1.9%)
        800  Mannesmann AG                                     481
      8,400  SGL Carbon                                        996
      8,000  Siemens AG                                        492
        900  Volkswagen AG                                     592
                                                       ---------------
                                                             2,561
                                                       ---------------
HONG KONG (3.3%)
    500,000  ASM Pacific Technology                            394
  1,000,000  China Overseas Land & Investment                  300
                                                           Market
  Number                                                  Value(1)
 of Shares                                             (000's omitted)
-----------                                            ---------------
     33,000  China Telecom ADR                            $  1,184
  1,140,000  Founder Hong Kong                                 876
  2,410,000  Vanda Systems & Communication Holdings            872
    200,000  VTech Holdings                                    697
                                                       ---------------
                                                             4,323
                                                       ---------------
HUNGARY (1.4%)
     20,400  Matav RT ADR                                      528
     15,850  OTP Bank GDR                                      725
      1,950  Richter Gedeon GDR                                215(6)
      3,500  Richter Gedeon GDR                                386
                                                       ---------------
                                                             1,854
                                                       ---------------
IRELAND (0.5%)
     30,000  Adare Printing Group                              311
     20,000  Irish Permanent                                   279
                                                       ---------------
                                                               590
                                                       ---------------
ISRAEL (3.5%)
     19,500  Formula Systems                                   594
     20,000  NICE-Systems ADR                                  881
     28,200  Orbotech, Ltd.                                  1,123
     56,500  Orckit Communications                             946
     29,000  Tecnomatix Technologies                         1,019
                                                       ---------------
                                                             4,563
                                                       ---------------
ITALY (2.3%)
    189,380  Autogrill SpA                                   1,053
     50,000  ENI SpA                                           292
    175,000  Gruppo Ceramiche Ricchetti                        324
     45,975  IFI Istituto Finanziario                          892
     93,023  Telecom Italia                                    452
                                                       ---------------
                                                             3,013
                                                       ---------------

                                                   February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                                           Market
  Number                                                  Value(1)
 of Shares                                             (000's omitted)
-----------                                            ---------------
JAPAN (6.7%)
      5,600  Acom Co.                                     $    314
     11,700  Advantest Corp.                                   829
     15,000  Ariake Japan                                      445
     10,200  Circle K Japan                                    503
     19,000  Fuji Photo Film                                   746
     10,010  Fujimi, Inc.                                      468
     20,000  Konami Co.                                        431
      7,700  Micronics Japan                                   214
     26,000  Mitsumi Electric                                  388
      5,500  Nintendo Corp.                                    506
     19,000  Noritsu Koki                                      625
     13,000  Sankyo Co.                                        349
      8,700  SMC Corp.                                         759
     12,800  Sony Corp.                                      1,157
     10,000  Taisho Pharmaceutical                             235
     22,000  Takeda Chemical Industries                        611
     15,000  Terumo Corp.                                      212
                                                       ---------------
                                                             8,792
                                                       ---------------
KOREA (0.7%)
     55,000  Kookmin Bank                                      350
      3,400  S1 Corp.                                          523
                                                       ---------------
                                                               873
                                                       ---------------
MALAYSIA (0.3%)
    450,000  IOI Corp.                                         380
                                                       ---------------
MEXICO (2.7%)
  1,198,000  Biper SA, B Shares                                497
     65,000  Cemex SA, B Shares                                311
     48,000  Coca-Cola Femsa ADR                               918
     14,645  Desc SA ADR                                       427
     83,000  Fomento Economico Mexicano, B Shares              618
     23,000  Panamerican Beverages, A Shares                   838
                                                       ---------------
                                                             3,609
                                                       ---------------
                                                           Market
  Number                                                  Value(1)
 of Shares                                             (000's omitted)
-----------                                            ---------------
NETHERLANDS (4.8%)
     13,000  Aegon NV-New York                            $  1,462
     20,000  ASM Lithography Holding-New York                1,868
     20,148  Getronics NV                                      801
     12,000  Hunter Douglas                                    519
      9,500  ING Groep                                         503
     14,000  Koninklijke Nedlloyd Groep                        327
      6,500  Vendex International                              410
     14,000  VNU Verenigd Bezit                                441
                                                       ---------------
                                                             6,331
                                                       ---------------
NORWAY (2.6%)
     17,200  ContextVision AB                                  261
     29,000  Merkantildata ASA                               1,349
     10,000  Petroleum Geo-Services ADR                        567
     18,000  Smedvig ASA ADR                                   378
     33,400  Tomra Systems                                     829
                                                       ---------------
                                                             3,384
                                                       ---------------
PERU (0.4%)
    300,000  Telefonica del Peru, B Shares                     559
                                                       ---------------
PHILIPPINES (0.1%)
  1,003,500  International Container Terminal
              Services                                         149
                                                       ---------------
PORTUGAL (3.1%)
      9,000  Banco Espirito Santo e Comercial de
              Lisboa                                           365
     10,000  Brisa-Auto Estradas de Portugal                   471
     62,000  Portugal Telecom ADR                            3,263
                                                       ---------------
                                                             4,099
                                                       ---------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                                           Market
  Number                                                  Value(1)
 of Shares                                             (000's omitted)
-----------                                            ---------------
RUSSIA (2.8%)
     30,000  Gazprom ADR                                  $    622(6)
     16,800  Global TeleSystems Group                          615
     12,500  Lukoil Holding ADR                                877
      7,000  Tatneft ADR                                       795(6)
     18,700  Vimpel-Communications ADR                         743
                                                       ---------------
                                                             3,652
                                                       ---------------
SINGAPORE (1.7%)
    424,000  Datacraft Asia                                  1,175
    285,000  Venture Manufacturing                           1,090
                                                       ---------------
                                                             2,265
                                                       ---------------
SOUTH AFRICA (2.4%)
     45,000  DataTec Ltd.                                      539
    120,276  Dimension Data Holdings                           716
     11,000  Investec Group                                    545
     82,000  Persetel Q Data Holdings                          662
    150,000  Specialised Outsourcing                           637
                                                       ---------------
                                                             3,099
                                                       ---------------
SPAIN (3.4%)
     21,900  Banco Bilbao Vizcaya ADR                        1,016
     19,200  Banco Santander ADR                               895
     17,200  Endesa ADR                                        383
     10,000  Tele Pizza                                      1,135
     10,500  Telefonica de Espana ADR                        1,087
                                                       ---------------
                                                             4,516
                                                       ---------------
SWEDEN (6.0%)
     53,500  Atle AB                                         1,104
     85,000  Bure Investment                                 1,249
     30,000  Dahl International                                484
     18,400  Enator AB                                         379
                                                           Market
  Number                                                  Value(1)
 of Shares                                             (000's omitted)
-----------                                            ---------------
      7,000  Incentive AB, A Shares                       $    672
     22,600  L.M. Ericsson Telephone ADR                     1,024
     20,000  Ortivus AB, B Shares                              735
     16,400  Skandia Forsakrings                               927
     24,000  Skandinaviska Enskilda Banken, A Shares           343
     15,000  Tornet Fastighets                                 217
     35,000  WM-Data, B Shares                                 818
                                                       ---------------
                                                             7,952
                                                       ---------------
SWITZERLAND (2.6%)
        595  Ares-Serono Group, B Shares                       893
      1,170  Novartis AG                                     2,136
      1,100  Schweizerischer Bankverein                        368
                                                       ---------------
                                                             3,397
                                                       ---------------
TAIWAN (1.1%)
     28,800  ASE Test                                        1,462
                                                       ---------------
TURKEY (0.2%)
     16,000  Efes Sinai Yatirim Holding                        264
                                                       ---------------
UNITED KINGDOM (12.8%)
     55,000  Alliance & Leicester                              874
     48,800  Barclays PLC                                    1,454
     32,300  Bodycote International                            545
      3,200  British Airways ADR                               304
      9,209  British Petroleum ADR                             761
     68,125  Carlton Communications                            479
     49,600  Cobham PLC                                        715
     30,000  EMAP PLC                                          545
     67,200  Energis PLC                                       550
    190,000  J.D. Wetherspoon                                  876
     90,000  JBA Holdings                                    1,031

                                                   February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                                           Market
  Number                                                  Value(1)
 of Shares                                             (000's omitted)
-----------                                            ---------------
     65,314  Misys PLC                                    $  2,905
     40,000  Sage Group                                        890
     15,000  SEMA Group                                        483
     25,000  Serco Group                                       476
    490,000  SkyePharma PLC                                    525
     50,000  Stagecoach Holdings                               671
     40,900  United Utilities                                  550
    570,000  VideoLogic Group                                  498
     58,600  Virgin Express Holdings ADR                     1,231
    100,000  WPP Group                                         532
                                                       ---------------
                                                            16,895
                                                       ---------------
             TOTAL COMMON STOCKS (COST $74,977)            111,143
                                                       ---------------
PREFERRED STOCKS (2.3%)
      1,000  BMW AG, Germany                                   684
      2,333  Fresenius AG, Germany                             469
      9,000  Nokia Corp. ADR, Finland                          907
      2,500  SAP AG, Germany                                 1,031
                                                       ---------------
             TOTAL PREFERRED STOCKS (COST $1,421)            3,091
                                                       ---------------
  Number                                                   Market
    Of                                                    Value(1)
 Contracts                                             (000's omitted)
-----------                                            ---------------
PUT OPTION CONTRACTS PURCHASED (0.0%)
         20  ASM Lithography Holding, @ 75, expiring
              4/18/98 (COST $11)                          $      1
                                                       ---------------

 Principal
  Amount
-----------
U.S. TREASURY SECURITIES (14.3%)
$18,860,000  U.S. Treasury Bills,
              4.92% - 5.26%,
              due 3/5/98 -
              4/23/98  (COST $18,770)                       18,770(4)
                                                       ---------------
             TOTAL INVESTMENTS (101.1%) (COST
              $95,179)                                     133,005
             Liabilities, less cash, receivables and
              other assets [(1.1%)]                         (1,463)
                                                       ---------------
             TOTAL NET ASSETS (100.0%)                    $131,542
                                                       ---------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SUMMARY SCHEDULE OF INVESTMENTS
BY INDUSTRY
Neuberger&Berman
--------------------------------------------------------------------------------
          International Portfolio

                                                        Market
                                                       Value(1)        Percentage
                     Industry                       (000's omitted)   of Net Assets
--------------------------------------------------  ---------------   -------------
Technology                                             $ 19,112            14.5%
Telecommunications                                       18,665            14.2%
U.S. Treasury Securities & Other Assets-Net              17,308            13.2%
Banking & Financial                                      12,490             9.5%
Electronics                                              12,282             9.3%
Pharmaceutical                                            7,465             5.7%
Food & Beverage                                           5,272             4.0%
Diversified                                               5,097             3.9%
Oil & Gas                                                 5,034             3.8%
Insurance                                                 3,871             2.9%
Restaurants                                               3,064             2.3%
Retailing                                                 2,873             2.2%
Industrial Goods & Services                               1,994             1.5%
Publishing & Broadcasting                                 1,992             1.5%
Manufacturing                                             1,544             1.2%
Airlines                                                  1,535             1.2%
Transportation                                            1,469             1.1%
Media & Entertainment                                     1,417             1.1%
Building Materials                                        1,314             1.0%
Automotive                                                1,276             1.0%
Machinery & Equipment                                     1,240             0.9%
Textiles                                                  1,057             0.8%
Real Estate                                               1,027             0.8%
Hospital Supplies                                           947             0.7%
Utilities                                                   933             0.7%
Consumer Goods & Services                                   583             0.5%
Advertising                                                 532             0.4%
Packing & Containers                                        149             0.1%
                                                    ---------------       -----
TOTAL NET ASSETS                                       $131,542           100.0%
                                                    ---------------       -----

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------
          Manhattan Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  General Nutrition                               2.7%
 2.  CKE Restaurants                                 2.6%
 3.  Staples, Inc.                                   2.3%
 4.  Chancellor Media                                2.3%
 5.  TJX Cos.                                        2.1%
 6.  Promus Hotel                                    2.0%
 7.  Network Associates                              1.9%
 8.  Finova Group                                    1.9%
 9.  AES Corp.                                       1.8%
10.  Omnicare, Inc.                                  1.8%

                                                           Market
  Number                                                  Value(1)
 of Shares                                             (000's omitted)
-----------                                            ---------------
COMMON STOCKS (95.7%)
BASIC MATERIALS (1.9%)
    169,300  Cytec Industries                             $  8,274
    318,100  NS Group                                        4,533
                                                       ---------------
                                                            12,807
                                                       ---------------
CAPITAL GOODS (7.1%)
    562,900  Corporate Express                               5,699
    131,000  HON INDUSTRIES                                  8,613
    809,400  Philip Services                                 7,740
    107,200  Sanmina Corp.                                   8,543
    167,100  U.S. Filter                                     5,671
    266,900  USA Waste Services                             11,110
                                                       ---------------
                                                            47,376
                                                       ---------------
COMMUNICATIONS (4.3%)
    131,600  Advanced Fibre Communications                   3,940
     97,700  CIENA Corp.                                     4,097
    229,500  NEXTLINK Communications                         6,914

                                                           Market
  Number                                                  Value(1)
 of Shares                                             (000's omitted)
-----------                                            ---------------
    286,300  RSL Communications                           $  7,480
    128,200  Saville Systems Ireland ADR                     6,009
                                                       ---------------
                                                            28,440
                                                       ---------------
CONSUMER CYCLICALS (20.2%)
    130,800  American Skiing                                 1,962
    335,000  Authentic Fitness                               7,035
    230,900  Costco Cos.                                    11,285
     88,300  Dollar Thrifty                                  1,766
    447,200  General Nutrition                              17,776
    302,600  Hayes Lemmerz International                     9,816
    233,350  Outdoor Systems                                 6,957
    278,742  Promus Hotel                                   13,449
    240,500  Robert Half International                      10,883
    734,700  Staples, Inc.                                  15,520
    210,400  Sylvan Learning Systems                         9,639
    166,700  Tiffany & Co.                                   7,835
    366,600  TJX Cos.                                       14,160
    251,100  Viking Office Products                          5,524
                                                       ---------------
                                                           133,607
                                                       ---------------
CONSUMER STAPLES (11.6%)
    134,400  Cardinal Health                                11,004
    341,300  Chancellor Media                               15,273
    166,600  Cheesecake Factory                              5,373
    398,420  CKE Restaurants                                16,908
    322,300  Comcast Corp. Class A Special                  11,281
    135,500  Estee Lauder                                    7,927
    139,900  Suiza Foods                                     9,067
                                                       ---------------
                                                            76,833
                                                       ---------------
ENERGY (5.5%)
    241,200  BJ Services                                     8,291
    152,800  Cooper Cameron                                  8,194
    313,900  Noble Drilling                                  8,907

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                                           Market
  Number                                                  Value(1)
 of Shares                                             (000's omitted)
-----------                                            ---------------
    233,800  Oryx Energy                                  $  5,947
    296,200  Seagull Energy                                  4,999
                                                       ---------------
                                                            36,338
                                                       ---------------
FINANCIAL SERVICES (14.1%)
    100,900  ACE Ltd.                                        9,976
    173,100  Bear Stearns                                    8,071
    153,500  Equitable Cos.                                  8,030
    160,000  EXEL Ltd.                                      10,590
    225,500  Finova Group                                   12,402
    187,600  FIRSTPLUS Financial Group                       6,191
    111,900  GreenPoint Financial                            8,309
    133,800  Northern Trust                                 10,177
    147,300  State Street                                    9,105
    237,200  SunAmerica, Inc.                               10,748
                                                       ---------------
                                                            93,599
                                                       ---------------
HEALTH CARE (9.3%)
    148,100  Alternative Living Services                     5,072
     96,300  Biogen, Inc.                                    4,249
    168,100  Elan Corp. ADR                                 10,433
    314,500  Omnicare, Inc.                                 11,637
    215,000  Quintiles Transnational                        10,508
    126,100  Rexall Sundown                                  4,666
     71,300  Sofamor Danek Group                             5,365
    265,500  Watson Pharmaceuticals                          9,525
                                                       ---------------
                                                            61,455
                                                       ---------------
TECHNOLOGY (18.4%)
    201,900  Analog Devices                                  6,511
     81,500  Applied Micro Circuits                          1,528
    127,400  BMC Software                                    9,746
    220,400  Cadence Design Systems                          7,700
    109,400  CBT Group ADR                                  10,010
    220,900  CHS Electronics                                 4,556
    225,850  Citrix Systems                                  9,500
                                                           Market
  Number                                                  Value(1)
 of Shares                                             (000's omitted)
-----------                                            ---------------
    113,400  Equifax, Inc.                                $  4,076
    159,000  HBO & Co.                                       8,606
    285,000  J.D. Edwards & Co.                              9,405
    136,300  KLA-Tencor                                      6,291
    323,900  Network Appliance                               9,555
    198,000  Network Associates                             12,796
    229,000  Sterling Commerce                              10,448
    233,200  Teradyne, Inc.                                 11,004
                                                       ---------------
                                                           121,732
                                                       ---------------
TRANSPORTATION (1.5%)
    346,500  Southwest Airlines                              9,940
                                                       ---------------
UTILITIES (1.8%)
    277,800  AES Corp.                                      12,223
                                                       ---------------
             TOTAL COMMON STOCKS (COST $498,478)           634,350
                                                       ---------------
 Principal
  Amount
-----------
U.S. TREASURY SECURITIES (2.6%)
$17,440,000  U.S. Treasury Bills, 4.95%, due 3/26/98
              (COST $17,380)                                17,385
                                                       ---------------
SHORT-TERM CORPORATE NOTES (3.8%)
 24,880,000  General Electric Capital Corp., 5.50%,
              due 3/2/98 (COST $24,880)                     24,880(4)
                                                       ---------------
             TOTAL INVESTMENTS (102.1%) (COST
              $540,738)                                    676,615(5)
             Liabilities, less cash, receivables and
              other assets [(2.1%)]                        (13,684)
                                                       ---------------
             TOTAL NET ASSETS (100.0%)                    $662,931
                                                       ---------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                   February 28, 1998 (Unaudited)

--------------------------------------------------------------------------------
          Partners Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Sears, Roebuck                                  2.2%
 2.  Allstate Corp.                                  2.0%
 3.  CITICORP                                        2.0%
 4.  Unicom Corp.                                    1.9%
 5.  EXEL Ltd.                                       1.9%
 6.  Enron Corp.                                     1.9%
 7.  Chase Manhattan                                 1.8%
 8.  McDonald's Corp.                                1.8%
 9.  duPont                                          1.8%
10.  Crown Cork & Seal                               1.8%

                                                            Market
   Number                                                  Value(1)
 of Shares                                              (000's omitted)
------------                                            ---------------
COMMON STOCKS (95.9%)
AEROSPACE (1.4%)
   1,100,000  Boeing Co.                                  $   59,675
                                                        ---------------
AIRLINES (2.5%)
   1,103,300  Continental Airlines Class B                    55,441
     100,000  Delta Air Lines                                 11,306
   1,400,000  Southwest Airlines                              40,163
                                                        ---------------
                                                             106,910
                                                        ---------------
AUTO/TRUCK REPLACEMENT PARTS (3.1%)
   1,012,500  AutoZone, Inc.                                  30,628
     682,500  Cummins Engine                                  39,499
     954,600  Goodyear Tire & Rubber                          65,987
                                                        ---------------
                                                             136,114
                                                        ---------------
AUTOMOBILE MANUFACTURING (1.4%)
   1,600,000  Chrysler Corp.                                  62,300
                                                        ---------------
BANKING & FINANCIAL SERVICES (6.7%)
   1,070,960  Banc One                                        60,509
     628,000  Chase Manhattan                                 77,911

                                                            Market
   Number                                                  Value(1)
 of Shares                                              (000's omitted)
------------                                            ---------------
     648,000  CITICORP                                    $   85,860
   1,466,000  Countrywide Credit Industries                   65,146
                                                        ---------------
                                                             289,426
                                                        ---------------
BUILDING, CONSTRUCTION & REFURNISHING (1.4%)
   1,115,900  USG Corp.                                       60,956
                                                        ---------------
CHEMICALS (3.0%)
   1,250,000  duPont                                          76,641
   1,357,600  Morton International                            44,886
     153,079  Rhone-Poulenc ADR                                7,070
                                                        ---------------
                                                             128,597
                                                        ---------------
COMMUNICATIONS (2.3%)
     844,400  BCE, Inc.                                       30,029
   1,855,000  WorldCom Inc.                                   70,838
                                                        ---------------
                                                             100,867
                                                        ---------------
DIVERSIFIED (1.9%)
     370,000  Minnesota Mining & Manufacturing                31,566
   1,271,600  Tenneco Inc.                                    52,294
                                                        ---------------
                                                              83,860
                                                        ---------------
ELECTRONICS (2.7%)
   1,172,900  KLA-Tencor                                      54,137
   1,412,500  Raychem Corp.                                   61,355
      17,500  Rockwell International                           1,059
                                                        ---------------
                                                             116,551
                                                        ---------------
ENERGY (2.0%)
     637,300  CalEnergy Co.                                   17,087
   1,757,200  McDermott International                         69,190
                                                        ---------------
                                                              86,277
                                                        ---------------
ENTERTAINMENT (2.2%)
   1,982,900  Mirage Resorts                                  45,359
     750,000  Time Warner                                     50,625
                                                        ---------------
                                                              95,984
                                                        ---------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                            Market
   Number                                                  Value(1)
 of Shares                                              (000's omitted)
------------                                            ---------------
FINANCIAL SERVICES (1.1%)
   1,174,400  SLM Holding                                 $   48,517
                                                        ---------------
FOOD & TOBACCO (4.7%)
   1,524,100  Anheuser-Busch                                  71,442
     200,000  Nabisco Holdings                                 9,438
   1,100,000  Philip Morris                                   47,781
   2,083,500  UST, Inc.                                       73,834
                                                        ---------------
                                                             202,495
                                                        ---------------
GAS (1.7%)
   1,554,800  Praxair, Inc.                                   74,339
                                                        ---------------
HEALTH CARE (6.4%)
     994,500  Amgen, Inc.                                     52,833
   1,373,400  Biogen, Inc.                                    60,601
     269,000  CIGNA Corp.                                     51,379
   1,780,950  Columbia/HCA Healthcare                         48,308
     713,042  Novartis AG ADR                                 65,065
                                                        ---------------
                                                             278,186
                                                        ---------------
INDUSTRIAL GOODS & SERVICES (3.5%)
     700,000  Corning Inc.                                    28,438
   1,406,800  Crown Cork & Seal                               75,967
   1,205,000  Owens-Illinois                                  46,242
                                                        ---------------
                                                             150,647
                                                        ---------------
INSURANCE (11.2%)
     634,000  Aetna Inc.                                      55,396
     934,000  Allstate Corp.                                  87,095
     284,200  Aon Corp.                                       16,999
   1,245,800  EXEL Ltd.                                       82,456
   1,373,550  Orion Capital                                   67,046
     329,000  Progressive Corp.                               38,123
     713,800  St. Paul Cos.                                   63,261
   1,361,000  Travelers Group                                 75,876
                                                        ---------------
                                                             486,252
                                                        ---------------
MEDIA (1.4%)
   1,724,181  Comcast Corp. Class A Special                   60,346
                                                        ---------------
                                                            Market
   Number                                                  Value(1)
 of Shares                                              (000's omitted)
------------                                            ---------------
OIL & GAS (7.6%)
   1,485,200  Cabot Corp.                                 $   52,353
      76,000  Chevron Corp.                                    6,166
   1,746,000  Enron Corp.                                     82,062
   4,555,900  Gulf Canada Resources                           26,766
   1,343,000  Noble Affiliates                                52,377
     104,600  Schlumberger Ltd.                                7,884
   1,918,155  Union Pacific Resources Group                   42,919
   1,792,000  YPF SA ADR                                      56,672
                                                        ---------------
                                                             327,199
                                                        ---------------
PAPER & FOREST PRODUCTS (2.5%)
   1,420,000  Mead Corp.                                      48,546
   1,190,800  Weyerhaeuser Co.                                59,466
                                                        ---------------
                                                             108,012
                                                        ---------------
PUBLISHING & BROADCASTING (1.3%)
     968,500  Knight Ridder                                   54,478
                                                        ---------------
RAILROADS (1.7%)
     720,000  Burlington Northern Santa Fe                    71,730
                                                        ---------------
REAL ESTATE (2.1%)
   3,426,100  Host Marriott                                   67,880
   1,607,700  Security Capital U.S. Realty                    22,347(6)
                                                        ---------------
                                                              90,227
                                                        ---------------
RESTAURANTS (1.8%)
   1,418,500  McDonald's Corp.                                77,663
                                                        ---------------
RETAILING (1.2%)
     984,200  Harcourt General                                53,147
                                                        ---------------
RETAILING & APPAREL (3.0%)
     700,000  Costco Cos.                                     34,212
   1,784,400  Sears, Roebuck                                  94,685
                                                        ---------------
                                                             128,897
                                                        ---------------
SPECIALTY CHEMICAL (0.9%)
     979,300  Millipore Corp.                                 37,030
                                                        ---------------

                                                   February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                            Market
   Number                                                  Value(1)
 of Shares                                              (000's omitted)
------------                                            ---------------
STEEL (1.7%)
   2,176,000  AK Steel Holding                            $   40,664
     661,000  Nucor Corp.                                     34,041
                                                        ---------------
                                                              74,705
                                                        ---------------
TECHNOLOGY (5.0%)
     705,000  First Data                                      23,970
   1,400,000  Komag, Inc.                                     20,125
   2,020,000  National Semiconductor                          48,228
     550,000  Quantum Corp.                                   13,819
   1,125,500  Texas Instruments                               65,138
     774,800  Varian Associates                               44,938
                                                        ---------------
                                                             216,218
                                                        ---------------
TRANSPORTATION (1.6%)
   1,123,200  FDX Corp.                                       71,534
                                                        ---------------
UTILITIES (4.9%)
   2,426,000  Edison International                            67,018
   2,057,000  PG&E Corp.                                      62,096
   2,600,000  Unicom Corp.                                    83,362
                                                        ---------------
                                                             212,476
                                                        ---------------
              TOTAL COMMON STOCKS (COST $3,409,726)        4,151,615
                                                        ---------------
PREFERRED STOCKS (0.0%)
     566,700  Fresenius National Medical Care, Class D
                (COST $108)                                       31
                                                        ---------------
                                                            Market
   Number                                                  Value(1)
 of Shares                                              (000's omitted)
------------                                            ---------------
WARRANTS (0.0%)
      44,356  Security Capital Group, Class B, Expire
               9/18/98 (COST $0)                          $      163
                                                        ---------------

 Principal
   Amount
------------
U.S. TREASURY SECURITIES (2.8%)
$120,000,000  U.S. Treasury Bills, 5.00% - 5.08%, due
               4/2/98 & 4/9/98  (COST $119,432)              119,449
                                                        ---------------
SHORT-TERM CORPORATE NOTES (1.3%)
  57,420,000  General Electric Capital Corp., 5.50%,
               due 3/2/98 (COST $57,420)                      57,420(4)
                                                        ---------------
              TOTAL INVESTMENTS (100.0%) (COST
               $3,586,686)                                 4,328,678(5)
              Liabilities, less cash, receivables and
               other assets [(0.0%)]                             (13)
                                                        ---------------
              TOTAL NET ASSETS (100.0%)                   $4,328,665
                                                        ---------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  A.G. Edwards                                    2.8%
 2.  Warner-Lambert                                  2.5%
 3.  ReliaStar Financial                             2.4%
 4.  Hasbro, Inc.                                    2.3%
     Southern New England
     Telecommunications                              2.3%
 5.
 6.  Wal-Mart Stores                                 2.2%
 7.  WorldCom Inc.                                   2.2%
 8.  Intel Corp.                                     2.2%
 9.  Ambac Financial Group                           2.2%
10.  Cincinnati Milacron                             2.1%

                                                           Market
  Number                                                  Value(1)
 of Shares                                             (000's omitted)
-----------                                            ---------------
COMMON STOCKS (94.2%)
ADVERTISING (2.0%)
    240,000  True North Communications                    $  6,195
                                                       ---------------
AUTOMOTIVE (1.8%)
    100,000  Borg-Warner Automotive                          5,863
                                                       ---------------
BANKING (9.6%)
     45,000  CITICORP                                        5,962
    200,000  Dime Bancorp                                    6,100
    105,000  Mercantile Bancorporation                       5,841
     90,000  National City                                   5,873
    165,000  Southtrust Corp.                                6,744
                                                       ---------------
                                                            30,520
                                                       ---------------
CHEMICALS (4.6%)
    140,300  Dexter Corp.                                    5,700
     60,000  Minerals Technologies                           2,865
     80,000  Perkin-Elmer                                    5,855
                                                       ---------------
                                                            14,420
                                                       ---------------

                                                           Market
  Number                                                  Value(1)
 of Shares                                             (000's omitted)
-----------                                            ---------------
CONSUMER GOODS & SERVICES
(5.5%)
    200,000  Hasbro, Inc.                                 $  7,262
    120,000  Kimberly-Clark                                  6,682
     40,000  Procter & Gamble                                3,398
                                                       ---------------
                                                            17,342
                                                       ---------------
DIVERSIFIED (3.4%)
     53,000  Minnesota Mining & Manufacturing                4,522
    120,000  Tyco International                              6,090
                                                       ---------------
                                                            10,612
                                                       ---------------
ENERGY (1.5%)
    120,000  Noble Affiliates                                4,680
                                                       ---------------
FINANCIAL SERVICES (9.6%)
    210,000  A.G. Edwards                                    8,833
     68,400  ADVANTA Corp. Class A                           1,612
     36,480  ADVANTA Corp. Class B                             802
    128,000  Ambac Financial Group                           6,816
    100,000  Fannie Mae                                      6,381
    105,000  Travelers Group                                 5,854
                                                       ---------------
                                                            30,298
                                                       ---------------
FOOD & BEVERAGE (1.7%)
    100,000  McDonald's Corp.                                5,475
                                                       ---------------
FURNISHINGS (1.7%)
    110,000  Leggett & Platt                                 5,521
                                                       ---------------
HEALTH CARE (9.8%)
    140,000  Biogen, Inc.                                    6,177
    200,000  Invacare Corp.                                  4,588
     80,000  Johnson & Johnson                               6,040
    100,000  SmithKline Beecham ADR                          6,187
     55,000  Warner-Lambert                                  8,044
                                                       ---------------
                                                            31,036
                                                       ---------------

                                                   February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

          Socially Responsive Portfolio (Cont'd)

                                                           Market
  Number                                                  Value(1)
 of Shares                                             (000's omitted)
-----------                                            ---------------
INDUSTRIAL & COMMERCIAL PRODUCTS
(3.3%)
    110,000  Corning Inc.                                 $  4,469
    140,000  Raychem Corp.                                   6,081
                                                       ---------------
                                                            10,550
                                                       ---------------
INSURANCE (6.0%)
    200,000  ESG Re                                          5,300
    160,000  ReliaStar Financial                             7,610
     70,000  St. Paul Cos.                                   6,204
                                                       ---------------
                                                            19,114
                                                       ---------------
MACHINERY & EQUIPMENT (2.1%)
    220,000  Cincinnati Milacron                             6,792
                                                       ---------------
OIL & GAS (1.2%)
    220,000  Seagull Energy                                  3,713
                                                       ---------------
OIL SERVICES (3.0%)
    120,000  Dresser Industries                              5,362
     90,000  Tidewater Inc.                                  4,005
                                                       ---------------
                                                             9,367
                                                       ---------------
PUBLISHING & BROADCASTING (3.2%)
    188,200  CMP Media                                       4,446
    150,000  Valassis Communications                         5,719
                                                       ---------------
                                                            10,165
                                                       ---------------
RECYCLING (1.0%)
    187,500  IMCO Recycling                                  3,246
                                                       ---------------
RETAIL STORES (2.1%)
    125,000  Sears, Roebuck                                  6,633
                                                       ---------------
RETAILING (3.7%)
    100,000  Costco Cos.                                     4,887
    150,000  Wal-Mart Stores                                 6,947
                                                       ---------------
                                                            11,834
                                                       ---------------
TECHNOLOGY (7.5%)
    110,000  AMP, Inc.                                       4,861
     91,000  Hewlett-Packard                                 6,097
     76,000  Intel Corp.                                     6,816
    330,000  Unisys Corp.                                    5,899
                                                       ---------------
                                                            23,673
                                                       ---------------
                                                           Market
  Number                                                  Value(1)
 of Shares                                             (000's omitted)
-----------                                            ---------------
TELECOMMUNICATIONS (6.1%)
    450,000  Metromedia International Group               $  5,119
    114,000  Southern New England Telecommunications         7,196
    180,000  WorldCom Inc.                                   6,874
                                                       ---------------
                                                            19,189
                                                       ---------------
UTILITIES, ELECTRIC & GAS (3.8%)
    110,000  Cinergy Corp.                                   3,829
    225,000  DPL Inc.                                        4,092
    115,000  KeySpan Energy                                  4,090
                                                       ---------------
                                                            12,011
                                                       ---------------
             TOTAL COMMON STOCKS (COST $209,454)           298,249
                                                       ---------------
 Principal
  Amount
-----------
U.S. TREASURY SECURITIES (4.7%)
$14,885,000  U.S. Treasury Bills, 4.97% & 5.245%, due
              3/5/98 & 4/23/98  (COST $14,828)              14,828(4)
                                                       ---------------
CERTIFICATES OF DEPOSIT (0.0%)
    100,000  Self Help Credit Union, 5.20%, due
              5/26/98 (COST $100)                              100(4)
                                                       ---------------
             TOTAL INVESTMENTS (98.9%) (COST
              $224,382)                                    313,177(5)
             Cash, receivables and other assets, less
              liabilities (1.1%)                             3,386
                                                       ---------------
             TOTAL NET ASSETS (100.0%)                    $316,563
                                                       ---------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
                                                   February 28, 1998 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust and Global Managers Trust
1) Investment securities of each Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger&Berman International Portfolio, which are valued at the last available bid price. The Portfolios value all other securities by a method that the trustees of Equity Managers Trust and Global Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Affiliated issuer (see Note E of Notes to Financial Statements).
3) The following securities were held in escrow at February 28, 1998, to cover outstanding call options written:

                                                                          MARKET VALUE     PREMIUM
                                                     SECURITIES AND            OF             ON       MARKET VALUE
NEUBERGER&BERMAN                       SHARES           OPTIONS            SECURITIES      OPTIONS      OF OPTIONS
-------------------------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO                        100,000     Applied Materials      $ 3,681,250      $96,997      $   50,000
                                                    March 1998 @ 40
GUARDIAN PORTFOLIO                     300,000     Applied Materials      $11,043,750      $347,238     $  150,000
                                                    March 1998 @ 40
                                       100,000      Compaq Computer       $ 3,206,250      $234,492     $  112,500
                                                    April 1998 @ 35
                                       200,000      Compaq Computer       $ 6,412,500      $818,853     $1,050,000
                                                    April 1998 @ 55
                                       200,000         Fannie Mae         $12,762,500      $693,977     $  800,000
                                                    March 1998 @ 60
                                       100,000         Fannie Mae         $ 6,381,250      $546,981     $  525,000
                                                    April 1998 @ 60

4) At cost, which approximates market value.

5) At February 28, 1998, selected Portfolio information on a Federal income tax basis was as follows:

                                                          GROSS           GROSS
                                                       UNREALIZED      UNREALIZED    NET UNREALIZED
NEUBERGER&BERMAN                          COST        APPRECIATION    DEPRECIATION    APPRECIATION
----------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO                      $1,069,699,000  $  704,548,000   $ 18,653,000   $  685,895,000
GENESIS PORTFOLIO                     2,040,734,000     369,078,000     55,206,000      313,872,000
GUARDIAN PORTFOLIO                    5,868,350,000   2,981,275,000    167,004,000    2,814,271,000
MANHATTAN PORTFOLIO                     540,738,000     153,708,000     17,831,000      135,877,000
PARTNERS PORTFOLIO                    3,587,977,000     789,866,000     49,165,000      740,701,000
SOCIALLY RESPONSIVE PORTFOLIO           224,409,000      91,974,000      3,206,000       88,768,000

6) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At February 28, 1998, these securities amounted to $2,948,000 or .1% of net assets for Neuberger&Berman Genesis Portfolio, $18,112,000 or .2% of net assets for Neuberger&Berman Guardian Portfolio, $1,674,000 or 1.3% of net assets for Neuberger&Berman International Portfolio, and $22,347,000 or .5% of net assets for Neuberger&Berman Partners Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------


                                                                 EQUITY MANAGERS TRUST
                                                    ------------------------------------------------
                                                        FOCUS           GENESIS          GUARDIAN
(000'S OMITTED)                                       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    ------------------------------------------------
ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of
        Investments:
          Unaffiliated issuers                      $   1,662,141    $   2,307,756    $   7,357,326
          Non-controlled affiliated issuers                93,453           46,850        1,325,295
                                                    ------------------------------------------------
                                                        1,755,594        2,354,606        8,682,621
      Cash                                                     10                4                8
      Deferred organization costs (Note A)                      4                1               11
      Dividends and interest receivable                       969            1,413            7,281
      Prepaid expenses and other assets                        24               13              138
      Receivable for securities sold                       29,134              448          161,519
      Receivable for variation margin (Note A)                 --               --               --
                                                    ------------------------------------------------
                                                        1,785,735        2,356,485        8,851,578
                                                    ------------------------------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                               50               --            2,638
      Payable for collateral on securities loaned
        (Note A)                                               --            3,300           35,000
      Payable for forward foreign currency
        exchange contracts purchased (Note C)                  --               --               --
      Payable for securities purchased                     21,098           21,758           36,888
      Payable to investment manager (Note B)                  623            1,193            2,885
      Accrued expenses                                         78              107              343
                                                    ------------------------------------------------
                                                           21,849           26,358           77,754
                                                    ------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $   1,763,886    $   2,330,127    $   8,773,824
                                                    ------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                               $   1,076,169    $   2,016,255    $   5,959,324
      Net unrealized appreciation in value of
        investment securities, option contracts,
        financial futures contracts, translation
        of assets and liabilities in foreign
        currencies, and foreign currency contracts        687,717          313,872        2,814,500
                                                    ------------------------------------------------
NET ASSETS                                          $   1,763,886    $   2,330,127    $   8,773,824
                                                    ------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $     990,099    $   1,997,751    $   4,901,488
Non-controlled affiliated issuers                          77,824           42,983          966,637
                                                    ------------------------------------------------
      Total cost of investments                     $   1,067,923    $   2,040,734    $   5,868,125
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                   February 28, 1998 (Unaudited)
----------------------------------------------------------------------

                                                        GLOBAL
                                                       MANAGERS                   EQUITY MANAGERS TRUST
                                                        TRUST        ------------------------------------------------
                                                    --------------                                        SOCIALLY
                                                    INTERNATIONAL      MANHATTAN         PARTNERS        RESPONSIVE
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    -----------------------------------------------------------------
ASSETS
    Investments in securities, at market value*
      (Notes A & E) -- see Schedule of
      Investments:
          Unaffiliated issuers                      $     133,005    $     676,615    $   4,328,678    $     313,177
          Non-controlled affiliated issuers                    --               --               --               --
                                                    -----------------------------------------------------------------
                                                          133,005          676,615        4,328,678          313,177
      Cash                                                      9               14                9                2
      Deferred organization costs (Note A)                     15                4                7                7
      Dividends and interest receivable                       102              187            4,944              379
      Prepaid expenses and other assets                         2               10               54                4
      Receivable for securities sold                          953           10,559           80,070            3,165
      Receivable for variation margin (Note A)                 55               --               --               --
                                                    -----------------------------------------------------------------
                                                          134,141          687,389        4,413,762          316,734
                                                    -----------------------------------------------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                               --               --               --               --
      Payable for collateral on securities loaned
        (Note A)                                               --           17,094              784               --
      Payable for forward foreign currency
        exchange contracts purchased (Note C)                  85               --               --               --
      Payable for securities purchased                      2,352            6,987           82,745               --
      Payable to investment manager (Note B)                   79              260            1,430              136
      Accrued expenses                                         83              117              138               35
                                                    -----------------------------------------------------------------
                                                            2,599           24,458           85,097              171
                                                    -----------------------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $     131,542    $     662,931    $   4,328,665    $     316,563
                                                    -----------------------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                               $      93,519    $     527,054    $   3,586,673    $     227,768
      Net unrealized appreciation in value of
        investment securities, option contracts,
        financial futures contracts, translation
        of assets and liabilities in foreign
        currencies, and foreign currency contracts         38,023          135,877          741,992           88,795
                                                    -----------------------------------------------------------------
NET ASSETS                                          $     131,542    $     662,931    $   4,328,665    $     316,563
                                                    -----------------------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $      95,179    $     540,738    $   3,586,686    $     224,382
Non-controlled affiliated issuers                              --               --               --               --
                                                    -----------------------------------------------------------------
      Total cost of investments                     $      95,179    $     540,738    $   3,586,686    $     224,382
                                                    -----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------


                                                              EQUITY MANAGERS TRUST
                                                    ------------------------------------------
                                                       FOCUS         GENESIS        GUARDIAN
(000'S OMITTED)                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                    ------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $     7,523    $     9,369    $    45,631
      Dividend income -- non-controlled affiliated
        issuers                                             288             --          1,961
      Interest income                                       747          4,530         16,550
      Foreign taxes withheld (Note A)                        --             --           (341)
                                                    ------------------------------------------
        Total income                                      8,558         13,899         63,801
                                                    ------------------------------------------
    Expenses:
      Investment management fee (Note B)                  3,875          5,790         18,716
      Accounting fees                                         5              5              5
      Amortization of deferred organization and
        initial offering expenses (Note A)                    4              1             12
      Auditing fees                                          22             12             26
      Custodian fees (Note B)                               146            179            639
      Insurance expense                                      11              7             62
      Legal fees                                             11             46             12
      Trustees' fees and expenses                            10             11             42
      Miscellaneous                                          --             19             --
                                                    ------------------------------------------
        Total expenses                                    4,084          6,070         19,514
      Fee waived by investment manager and/or
        expenses reduced by custodian fee expense
        offset arrangement (Note B)                          (1)            (2)            --
                                                    ------------------------------------------
        Total net expenses                                4,083          6,068         19,514
                                                    ------------------------------------------
        Net investment income (loss)                      4,475          7,831         44,287
                                                    ------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investment
      securities sold in unaffiliated issuers            32,299         24,505        216,558
    Net realized gain (loss) on investment
      securities sold in non-controlled affiliated
      issuers                                             6,405             --         (1,853)
    Net realized loss on option contracts (Note A)       (3,764)            --        (11,852)
    Net realized loss on financial futures
      contracts (Note A)                                     --             --             --
    Net realized gain on foreign currency
      transactions (Note A)                                  --             --             --
    Change in net unrealized appreciation of
      investment securities, financial futures
      contracts, option contracts, translation of
      assets and liabilities in foreign
      currencies, and foreign currency contracts
      (Note A)                                          103,490         41,592        219,142
                                                    ------------------------------------------
        Net gain on investments                         138,430         66,097        421,995
                                                    ------------------------------------------
        Net increase in net assets resulting from
          operations                                $   142,905    $    73,928    $   466,282
                                                    ------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                          For the Six Months Ended February 28, 1998 (Unaudited)
----------------------------------------------------------------------

                                                       GLOBAL
                                                      MANAGERS                   EQUITY MANAGERS TRUST
                                                       TRUST       -------------------------------------------------
                                                    ------------                                         SOCIALLY
                                                    INTERNATIONAL      MANHATTAN         PARTNERS       RESPONSIVE
                                                     PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                    ----------------------------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $       314      $         909     $     23,952    $      1,805
      Dividend income -- non-controlled affiliated
        issuers                                              --                 --               --              --
      Interest income                                       272                877            4,422             332
      Foreign taxes withheld (Note A)                       (37)                (3)              --              (5)
                                                    ----------------------------------------------------------------
        Total income                                        549              1,783           28,374           2,132
                                                    ----------------------------------------------------------------
    Expenses:
      Investment management fee (Note B)                    495              1,655            8,593             763
      Accounting fees                                         5                  5                5               5
      Amortization of deferred organization and
        initial offering expenses (Note A)                    6                  5                9               3
      Auditing fees                                          16                 25               23              12
      Custodian fees (Note B)                               102                 85              304              51
      Insurance expense                                       1                  4               24               2
      Legal fees                                             36                 13               12              12
      Trustees' fees and expenses                            11                  6               20               4
      Miscellaneous                                           1                  6               --              --
                                                    ----------------------------------------------------------------
        Total expenses                                      673              1,804            8,990             852
      Fee waived by investment manager and/or
        expenses reduced by custodian fee expense
        offset arrangement (Note B)                          --                 --               --              --
                                                    ----------------------------------------------------------------
        Total net expenses                                  673              1,804            8,990             852
                                                    ----------------------------------------------------------------
        Net investment income (loss)                       (124)               (21)          19,384           1,280
                                                    ----------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investment
      securities sold in unaffiliated issuers            (3,282)            21,812          319,848          14,653
    Net realized gain (loss) on investment
      securities sold in non-controlled affiliated
      issuers                                                --                 --               --              --
    Net realized loss on option contracts (Note A)          (29)                --               --              --
    Net realized loss on financial futures
      contracts (Note A)                                 (1,016)                --               --              --
    Net realized gain on foreign currency
      transactions (Note A)                                 204                 --               --              --
    Change in net unrealized appreciation of
      investment securities, financial futures
      contracts, option contracts, translation of
      assets and liabilities in foreign
      currencies, and foreign currency contracts
      (Note A)                                           15,165             42,595           40,439          21,509
                                                    ----------------------------------------------------------------
        Net gain on investments                          11,042             64,407          360,287          36,162
                                                    ----------------------------------------------------------------
        Net increase in net assets resulting from
          operations                                $    10,918      $      64,386     $    379,671    $     37,442
                                                    ----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------

                                                                 EQUITY MANAGERS
                                                                      TRUST

                                                      FOCUS                          GENESIS
                                                    PORTFOLIO                       PORTFOLIO
                                           Six Months                      Six Months
                                              Ended           Year            Ended           Year
                                          February 28,        Ended       February 28,        Ended
                                              1998         August 31,         1998         August 31,
(000'S OMITTED)                            (UNAUDITED)        1997         (UNAUDITED)        1997
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $      4,475    $      7,119    $      7,831    $      1,728
    Net realized gain (loss) on
      investments                               34,940         176,471          24,505          18,411
    Change in net unrealized
      appreciation of investments              103,490         298,137          41,592         211,059
                                          -------------------------------------------------------------
    Net increase in net assets resulting
      from operations                          142,905         481,727          73,928         231,198
                                          -------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                  136,750         156,839       1,238,836         609,195
    Reductions                                 (89,210)       (187,496)        (66,288)        (16,606)
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests        47,540         (30,657)      1,172,548         592,589
                                          -------------------------------------------------------------
NET INCREASE IN NET ASSETS                     190,445         451,070       1,246,476         823,787
NET ASSETS:
    Beginning of period                      1,573,441       1,122,371       1,083,651         259,864
                                          -------------------------------------------------------------
    End of period                         $  1,763,886    $  1,573,441    $  2,330,127    $  1,083,651
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                EQUITY MANAGERS               GLOBAL MANAGERS               EQUITY MANAGERS
                                                     TRUST                         TRUST                         TRUST

                                                   GUARDIAN                    INTERNATIONAL                   MANHATTAN
                                                   PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                           Six Months                    Six Months                    Six Months
                                             Ended           Year          Ended           Year          Ended           Year
                                          February 28,      Ended       February 28,      Ended       February 28,      Ended
                                              1998        August 31,        1998        August 31,        1998        August 31,
                                          (UNAUDITED)        1997       (UNAUDITED)        1997       (UNAUDITED)        1997
                                          ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    44,287    $    66,858    $      (124)   $       425    $       (21)   $     1,154
    Net realized gain (loss) on
      investments                             202,853        871,150         (4,123)         2,368         21,812        180,525
    Change in net unrealized
      appreciation of investments             219,142      1,570,338         15,165         16,214         42,595         10,646
                                          ---------------------------------------------------------------------------------------
    Net increase in net assets resulting
      from operations                         466,282      2,508,346         10,918         19,007         64,386        192,325
                                          ---------------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                 285,502        592,646         31,124         61,548         24,255         41,417
    Reductions                               (736,167)      (575,327)       (25,764)       (22,274)       (47,453)      (179,425)
                                          ---------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests     (450,665)        17,319          5,360         39,274        (23,198)      (138,008)
                                          ---------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                     15,617      2,525,665         16,278         58,281         41,188         54,317
NET ASSETS:
    Beginning of period                     8,758,207      6,232,542        115,264         56,983        621,743        567,426
                                          ---------------------------------------------------------------------------------------
    End of period                         $ 8,773,824    $ 8,758,207    $   131,542    $   115,264    $   662,931    $   621,743
                                          ---------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                 EQUITY MANAGERS
                                                                      TRUST
                                                                                    SOCIALLY
                                                    PARTNERS                       RESPONSIVE
                                                    PORTFOLIO                       PORTFOLIO
                                           Six Months                      Six Months
                                              Ended           Year            Ended           Year
                                          February 28,        Ended       February 28,        Ended
                                              1998         August 31,         1998         August 31,
(000'S OMITTED)                            (UNAUDITED)        1997         (UNAUDITED)        1997
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $     19,384    $     28,316    $      1,280    $      2,214
    Net realized gain (loss) on
      investments                              319,848         531,668          14,653          11,478
    Change in net unrealized
      appreciation of investments               40,439         473,597          21,509          44,043
                                          -------------------------------------------------------------
    Net increase in net assets resulting
      from operations                          379,671       1,033,581          37,442          57,735
                                          -------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                  477,524         715,909          32,087          57,455
    Reductions                                (104,103)       (173,520)         (9,247)        (17,394)
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests       373,421         542,389          22,840          40,061
                                          -------------------------------------------------------------
NET INCREASE IN NET ASSETS                     753,092       1,575,970          60,282          97,796
NET ASSETS:
    Beginning of period                      3,575,573       1,999,603         256,281         158,485
                                          -------------------------------------------------------------
    End of period                         $  4,328,665    $  3,575,573    $    316,563    $    256,281
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                   February 28, 1998 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust and Global Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Portfolio ("Focus"), Neuberger&Berman Genesis Portfolio ("Genesis"), Neuberger&Berman Guardian Portfolio ("Guardian"), Neuberger&Berman Manhattan Portfolio ("Manhattan"), Neuberger& Berman Partners Portfolio ("Partners"), and Neuberger&Berman Socially Responsive Portfolio ("Socially Responsive") are separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Neuberger&Berman International Portfolio ("International") is a separate operating series of Global Managers Trust ("Global"), a New York common law trust organized as of March 18, 1994, with its principal office in the Cayman Islands. These seven aforementioned series are collectively referred to as the "Portfolios." Managers Trust and Global (collectively, the "Trusts") are registered as diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). Other regulated investment companies sponsored by Neuberger&Berman Management Incorporated ("N&B Management"), whose financial statements are not presented herein, also invest in Managers Trust. Global currently has only one Portfolio.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.

 5) FORWARD FOREIGN CURRENCY CONTRACTS: The Portfolios may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. International may also enter into such contracts to increase or decrease its exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Portfolio. The Portfolios have no specific limitation on the percentage of assets which may be committed to these types of contracts. The Portfolios could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Portfolio is determined using forward foreign currency exchange rates supplied by an independent pricing service.
 6) TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each Portfolio of Managers Trust and Global also intends to conduct its operations so that each of its investors (in the case of Global, its U.S. investors) will be able to qualify as a regulated investment company. Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax. There is, at present, no direct taxation in the Cayman Islands, and therefore interest, dividends, and capital gains derived by Global are not subject to taxes in that jurisdiction.
 7) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
 8) ORGANIZATION EXPENSES: Expenses incurred by each Portfolio in connection with its organization are being amortized by each Portfolio on a straight-line basis over a five-year period. At February 28, 1998, the unamortized balance of such expenses amounted to $3,668, $809, $10,741, $15,012, $4,091, $7,440, and $6,989, for Focus, Genesis, Guardian,
    International, Manhattan, Partners, and Socially Responsive, respectively.
 9) EXPENSE ALLOCATION: Each Portfolio bears all costs of its operations. Expenses incurred by each of the Trusts with respect to any two or more Portfolios are allocated in proportion to the net assets of such Portfolios, except where a more appropriate allocation of expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.
10) CALL OPTIONS: Premiums received by each Portfolio upon writing a covered call option are recorded in the liability section of each Portfolio's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Portfolio realizes a gain or loss and the liability is eliminated. A Portfolio bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

    Summary of option transactions for the six months ended February 28, 1998:

                                                 VALUE WHEN
FOCUS                                 NUMBER       WRITTEN
------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/97          1,250     $ 1,985,185
CONTRACTS WRITTEN                      2,500         654,978
CONTRACTS EXPIRED                          0               0
CONTRACTS EXERCISED                   (1,000 )      (371,987)
CONTRACTS CLOSED                      (1,750 )    (2,171,179)
                                     -----------------------
CONTRACTS OUTSTANDING 2/28/98          1,000     $    96,997
                                     -----------------------

                                                       VALUE WHEN
GUARDIAN                               NUMBER           WRITTEN
------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/97             7,997       $  5,491,034
CONTRACTS WRITTEN                        13,000          3,460,513
CONTRACTS EXPIRED                             0                  0
CONTRACTS EXERCISED                      (8,030)        (5,376,565)
CONTRACTS CLOSED                         (3,967)          (933,441)
                                     -----------------------------
CONTRACTS OUTSTANDING 2/28/98             9,000       $  2,641,541
                                     -----------------------------

11) FINANCIAL FUTURES CONTRACTS: International and Socially Responsive may buy and sell financial futures contracts to hedge against a possible decline in the value of its portfolio securities. International may also buy and sell financial futures contracts for non-hedging purposes. At the time a Portfolio enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Portfolio as unrealized gains or losses.

       Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Portfolio recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.
       For U.S. Federal income tax purposes, the futures transactions undertaken by a Portfolio may cause that Portfolio to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Portfolio. Also, a Portfolio's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Portfolio's taxable income.
       During the six months ended February 28, 1998, Socially Responsive did not enter into any financial futures contracts.
       At February 28, 1998, open positions in financial futures contracts for International were as follows:

                                                                           UNREALIZED
  EXPIRATION               OPEN CONTRACTS                   POSITION       APPRECIATION
  ------------------------------------------------------------------------------------
  March
  1998            30 Hang Seng Futures                           Long      $  116,241
  March
  1998             5 Milan Futures                               Long          72,209
  March
  1998             6 Nikkei Futures                              Long          17,100
  June
  1998             7 Milan Futures                               Long          78,134

      At February 28, 1998, International had deposited $570,000 U.S. Treasury Bills, 4.99% & 5.04%, due 4/9/98, in a segregated account to cover margin requirements on open financial futures contracts.
12) SECURITY LENDING: Portfolio securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trusts' Boards of Trustees, monitors the creditworthiness of the parties to whom the Portfolios make security loans. The Portfolios will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of their investors from qualifying as a regulated investment company. Portfolio securities loans to Neuberger& Berman, LLC ("Neuberger"), the Portfolios' principal broker and sub-adviser, are made in accordance with an exemptive order issued by the Securities and Exchange Commission under the 1940 Act. The Portfolios receive cash as collateral against the lent securities, which must be maintained at not less than 100% of the market value of the lent securities during the period of the loan. The Portfolios receive income earned on the lent securities and a portion of the income earned on the cash collateral. During the six months ended February 28, 1998, Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive lent securities to Neuberger. At February 28, 1998, the value of the securities loaned and the value of the collateral were as follows:

                                        VALUE OF
                                       SECURITIES        VALUE OF
                                         LOANED         COLLATERAL
---------------------------------------------------------------------
GENESIS                              $     3,187,500  $     3,300,000
GUARDIAN                                  33,937,500       35,000,000
MANHATTAN                                 16,613,094       17,094,400
PARTNERS                                     755,000          784,000

13) REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements with institutions that each Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Portfolio to obtain those securities in the event of a default under the repurchase agreement. A Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Portfolio under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   Each Portfolio retains N&B Management as its investment manager under a Management Agreement. For such investment management services, each Portfolio (except Genesis and International) pays N&B Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Genesis has contracted to pay N&B Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion. Prior to December 15, 1997, N&B Management had voluntarily agreed to waive a portion of the management fee borne directly by Genesis and indirectly by Neuberger&Berman Genesis Fund to reduce the annual fee by 0.10% per annum of average daily net assets of Genesis. Effective December 15, 1997, the above waiver was terminated. International pays N&B Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $1.5 billion.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger, a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Neuberger is retained by N&B Management to furnish it with investment recommendations and research information without added cost to each Portfolio. Several individuals who are officers and/or trustees of the Trusts are also principals of Neuberger and/or officers and/or directors of N&B Management.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $474, $2,002, $378, $160, $241, $269, and $108, for Focus, Genesis, Guardian, International, Manhattan, Partners, and Socially Responsive, respectively.

NOTE C -- SECURITIES TRANSACTIONS:
   During the six months ended February 28, 1998, there were purchase and sale transactions (excluding short-term securities, forward foreign currency contracts, financial futures contracts, and option contracts) as follows:

                                        PURCHASES          SALES
---------------------------------------------------------------------
FOCUS                                $   447,275,784  $   489,078,798
GENESIS                                1,056,190,516      124,203,828
GUARDIAN                               1,776,344,276    1,849,371,286
INTERNATIONAL                             23,647,151       25,889,630
MANHATTAN                                267,343,782      273,721,632
PARTNERS                               2,192,592,514    1,791,409,499
SOCIALLY RESPONSIVE                       89,435,007       71,045,986

   At February 28, 1998, International had entered into various contracts to deliver currencies at specified future dates. Open contracts were as follows:

                                                                                                               NET
                                      CONTRACTS TO      IN EXCHANGE      SETTLEMENT                        UNREALIZED
SALES                                    DELIVER            FOR             DATE             VALUE        DEPRECIATION
--------------------------------------------------------------------------------------
Japanese Yen                             130,260,000  $    1,000,000           3/9/98   $     1,034,600  $      34,600
German Mark                                1,810,200       1,000,000          5/26/98         1,003,254          3,254
Japanese Yen                             128,330,000       1,000,000          7/15/98         1,038,083         38,083
Italian Lira                           1,799,250,000       1,000,000         10/23/98         1,009,056          9,056
                                                      ---------------                   ---------------        -------
                                                      $    4,000,000                    $     4,084,993  $      84,993
                                                      ---------------                   ---------------        -------

   During the six months ended February 28, 1998, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                        NEUBERGER      OTHER BROKERS        TOTAL
--------------------------------------------------------------------------------------
FOCUS                                $      467,982   $       467,990  $       935,972
GENESIS                                     803,599           869,152        1,672,751
GUARDIAN                                  2,136,335         1,745,085        3,881,420
INTERNATIONAL                                 2,462           119,308          121,770
MANHATTAN                                   264,094           266,094          530,188
PARTNERS                                  2,544,056         1,693,940        4,237,996
SOCIALLY RESPONSIVE                         165,745            44,308          210,053

   In addition, Neuberger's share of the total interest income earned for the six months ended February 28, 1998, from the collateralization of securities loaned to or through Neuberger was $2,092, $93,415, $296,469, $95,451, $32,622,
and $10,833, for Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive, respectively.

NOTE D -- COMBINED LINE OF CREDIT:
   At February 28, 1998, Genesis and Manhattan were two of the holders of an unsecured $60,000,000 combined line of credit with State Street Bank and Trust Company, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus .75% per annum. A facility fee of .1% per annum of the available line of credit is charged, of which Genesis and Manhattan each has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears, commencing June 30, 1997. No compensating balance is required. Another investment company managed by N&B Management also participates in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Portfolio will have access to the entire $60,000,000 at any particular time. Genesis and Manhattan had no loans outstanding pursuant to this line of credit at February 28, 1998. During the six months ended February 28, 1998, neither Genesis nor Manhattan utilized this line of credit.
   At February 28, 1998, International was one of two holders of a $20,000,000 combined uncommitted, secured line of credit with State Street Bank and Trust Company to be used for temporary or emergency purposes or for leverage. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Another investment company managed by N&B Management also participates in the line of credit on the same terms. Because another investment company participates, there is no assurance that an individual Portfolio will have access to the entire $20,000,000 at any particular time. International had no loans outstanding pursuant to this line of credit at February 28, 1998, nor had it utilized this line of credit at any time prior to that date.

NOTE E -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

FOCUS

                          BALANCE OF      GROSS                   BALANCE OF
                          SHARES HELD   PURCHASES   GROSS SALES  SHARES HELD      VALUE
                          AUGUST 31,       AND          AND      FEBRUARY 28,  FEBRUARY 28,
NAME OF ISSUER:              1997       ADDITIONS   REDUCTIONS       1998          1998
-------------------------------------------------------------------------------------------
ADVANTA Corp. Class A      1,691,500            0      727,345       964,155    $22,717,902
DT Industries              1,045,000            0       15,000     1,030,000    36,307,500
Sierra Health Services       934,500        5,500            0       940,000    34,427,500

GENESIS

                          BALANCE OF      GROSS                   BALANCE OF
                          SHARES HELD   PURCHASES   GROSS SALES  SHARES HELD      VALUE
                          AUGUST 31,       AND          AND      FEBRUARY 28,  FEBRUARY 28,
NAME OF ISSUER:              1997       ADDITIONS   REDUCTIONS       1998          1998
-------------------------------------------------------------------------------------------
Aviall Inc.                  947,000      247,100            0     1,194,100    $17,165,188
Borland International      1,378,700      657,600            0     2,036,300    18,963,044
ElderTrust                         0      335,000            0       335,000     6,071,875
Pameco Corp.                 119,900      161,900            0       281,800     4,649,700

GUARDIAN

                          BALANCE OF      GROSS                   BALANCE OF
                          SHARES HELD   PURCHASES   GROSS SALES  SHARES HELD      VALUE
                          AUGUST 31,       AND          AND      FEBRUARY 28,  FEBRUARY 28,
NAME OF ISSUER:              1997       ADDITIONS   REDUCTIONS       1998          1998
-------------------------------------------------------------------------------------------
AGCO Corp.                 4,737,400      622,800            0     5,360,200   1$50,755,625
Capital One Financial      4,445,000            0       65,000     4,380,000   294,281,250
Coltec Industries          4,893,900            0            0     4,893,900   127,547,269
Countrywide Credit
 Industries                5,445,000      385,000            0     5,830,000   259,070,625
Foundation Health
 Systems                   9,065,800      909,100            0     9,974,900   276,180,044
PacifiCare Health
 Systems Class B           1,327,790      138,000            0     1,465,790    91,611,875
UCAR International         3,404,400      575,000      325,000     3,654,400   125,848,400
Zeigler Coal Holding**     1,702,000            0    1,702,000             0             0

 *AFFILIATED ISSUERS, AS DEFINED IN THE 1940 ACT, INCLUDE ISSUERS IN WHICH THE
  PORTFOLIO HELD 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES.
**AT FEBRUARY 28, 1998, THE ISSUERS OF THESE SECURITIES WERE NO LONGER
  AFFILIATED WITH THE PORTFOLIO.

NOTE F -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of each Portfolio without audit by independent accountants/auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Portfolio

                                             Six Months                                                    Period from
                                                Ended                                                       August 2,
                                            February 28,                                                     1993(1)
                                                1998                   Year Ended August 31,              to August 31,
                                             (UNAUDITED)       1997         1996       1995      1994         1993
                                            ---------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                             .51%(3)          .53%         .54%       --        --          --
                                            ---------------------------------------------------------------------------
    Net Expenses                                  .51%(3)          .53%         .54%      .57%      .58%        .58%(3)
                                            ---------------------------------------------------------------------------
    Net Investment Income                         .56%(3)          .54%        1.04%     1.05%     1.16%       1.46%(3)
                                            ---------------------------------------------------------------------------
Portfolio Turnover Rate                            29%              63%          39%       36%       52%          4%
                                            ---------------------------------------------------------------------------
Average Commission Rate Paid                  $0.0536          $0.0555      $0.0578        --        --          --
                                            ---------------------------------------------------------------------------
Net Assets, End of Period (in millions)      $1,763.9         $1,573.4     $1,122.4    $969.2    $645.0      $574.0
                                            ---------------------------------------------------------------------------

1) The date investment operation commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Portfolio

                                                                                                             Period from
                                             Six Months                                                       August 2,
                                                Ended                                                          1993(1)
                                            February 28,                                                      to August
                                                1998                    Year Ended August 31,                    31,
                                             (UNAUDITED)       1997          1996         1995       1994        1993
                                            -----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                        .70%(3)           .77%          .85%         --          --          --
                                            -----------------------------------------------------------------------------
    Net Expenses                             .70%(3)(4)        .77%(4)       .85%(4)     .94%(4)     .98%       1.07%(3)
                                            -----------------------------------------------------------------------------
    Net Investment Income                    .91%(3)(4)        .32%(4)       .27%(4)     .25%(4)     .18%        .37%(3)
                                            -----------------------------------------------------------------------------
Portfolio Turnover Rate                        8%               18%           21%         37%         63%          3%
                                            -----------------------------------------------------------------------------
Average Commission Rate Paid                $0.0550        $0.0565       $0.0576          --          --          --
                                            -----------------------------------------------------------------------------
Net Assets, End of Period (in millions)     $2,330.1       $1,083.7       $259.9       $142.2      $138.6     $118.6
                                            -----------------------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. These ratios include the management fee waiver.

3) Annualized.

4) Had N&B Management not waived a portion of the management fee, the annualized ratios of net expenses and net investment income to average daily net assets would have been:

                             Six Months
                               Ended
                            February 28,              Year Ended
                                1998                  August 31,
                            (UNAUDITED)       1997       1996       1995
------------------------------------------
Net Expenses                    .75%          .87%       .95%       .97%
Net Investment Income           .86%          .22%       .17%       .22%

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Portfolio

                                             Six Months                                                  Period from
                                                Ended                                                     August 2,
                                            February 28,                                                   1993(1)
                                                1998                  Year Ended August 31,             to August 31,
                                             (UNAUDITED)      1997       1996       1995       1994         1993
                                            -------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                             .46%(3)        .46%       .46%        --         --          --
                                            -------------------------------------------------------------------------
    Net Expenses                                  .46%(3)        .46%       .46%       .48%       .50%        .51%(3)
                                            -------------------------------------------------------------------------
    Net Investment Income                        1.03%(3)        .89%      1.72%      1.72%      1.66%       2.45%(3)
                                            -------------------------------------------------------------------------
Portfolio Turnover Rate                            22%            50%        37%        26%        24%          3%
                                            -------------------------------------------------------------------------
Average Commission Rate Paid                  $0.0541        $0.0538    $0.0580         --         --          --
                                            -------------------------------------------------------------------------
Net Assets, End of Period (in millions)      $8,773.8       $8,758.2   $6,232.5   $4,613.2   $2,480.3    $1,777.6
                                            -------------------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          International Portfolio

                                              Six Months                                        Period from
                                                Ended                                            June 15,
                                             February 28,                                         1994(1)
                                                 1998             Year Ended August 31,        to August 31,
                                             (UNAUDITED)       1997       1996        1995         1994
                                            ----------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                            1.16%(3)        1.21%       1.37%        --       --
                                            ----------------------------------------------------------------
    Net Expenses                                 1.16%(3)        1.21%       1.37%(4)      .70%(4)    .70%(3)(4)
                                            ----------------------------------------------------------------
    Net Investment Income (Loss)                 (.21%)(3)        .47%        .58%(4)     1.74%(4)   1.63%(3)(4)
                                            ----------------------------------------------------------------
Portfolio Turnover Rate                            22%             37%         45%        41%       5%
                                            ----------------------------------------------------------------
Average Commission Rate Paid                  $0.0123         $0.0161     $0.0150         --       --
                                            ----------------------------------------------------------------
Net Assets, End of Period (in millions)        $131.5          $115.3       $57.0      $26.4     $6.1
                                            ----------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

4) After reimbursement of expenses by the investment adviser. Had the investment adviser not undertaken such action, the annualized ratios of net expenses and net investment income (loss) to average daily net assets would have been:

                                                           Period from
                                                             June 15,
                                                               1994
                                          Year Ended        to August
                                          August 31,           31,
                                       1996       1995         1994
----------------------------------------------
Net Expenses                           1.49%      2.24%       2.50%
Net Investment Income (Loss)           .46%       .20%        (.17%)

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                                             Six Months                                                Period from
                                                Ended                                                   August 2,
                                            February 28,                                                 1993(1)
                                                1998                 Year Ended August 31,            to August 31,
                                             (UNAUDITED)      1997       1996      1995      1994         1993
                                            -----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                            .58%(3)         .59%       .58%       --        --          --
                                            -----------------------------------------------------------------------
    Net Expenses                                 .58%(3)         .59%       .58%      .59%      .59%        .59%(3)
                                            -----------------------------------------------------------------------
    Net Investment Income (Loss)                (.01%)(3)        .20%       .13%      .42%      .53%        .55%(3)
                                            -----------------------------------------------------------------------
Portfolio Turnover Rate                           45%             89%        53%       44%       50%          3%
                                            -----------------------------------------------------------------------
Average Commission Rate Paid                 $0.0580         $0.0573    $0.0373        --        --          --
                                            -----------------------------------------------------------------------
Net Assets, End of Period (in millions)       $662.9          $621.7     $567.4    $645.4    $521.7      $536.8
                                            -----------------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Partners Portfolio

                                             Six Months                                                  Period from
                                                Ended                                                     August 2,
                                            February 28,                                                   1993(1)
                                                1998                  Year Ended August 31,             to August 31,
                                             (UNAUDITED)      1997       1996       1995       1994         1993
                                            -------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                             .47%(3)        .48%       .51%        --         --          --
                                            -------------------------------------------------------------------------
    Net Expenses                                  .47%(3)        .48%       .51%       .53%       .54%        .54%(3)
                                            -------------------------------------------------------------------------
    Net Investment Income                        1.02%(3)       1.05%      1.26%      1.13%       .75%       1.19%(3)
                                            -------------------------------------------------------------------------
Portfolio Turnover Rate                            49%            77%        96%        98%        75%          8%
                                            -------------------------------------------------------------------------
Average Commission Rate Paid                  $0.0548        $0.0522    $0.0494         --         --          --
                                            -------------------------------------------------------------------------
Net Assets, End of Period (in millions)      $4,328.7       $3,575.6   $1,999.6   $1,623.5   $1,340.3    $1,182.1
                                            -------------------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                                            Six Months
                                              Ended                                        Period from
                                             February                                       March 14,
                                               28,                                           1994(1)
                                               1998          Year Ended August 31,        to August 31,
                                            (UNAUDITED)    1997       1996       1995         1994
                                            -----------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                          .61%(3)        .63%       .65%        --          --
                                            -----------------------------------------------------------
    Net Expenses                               .61%(3)        .63%       .65%       .68%        .69%(3)
                                            -----------------------------------------------------------
    Net Investment Income                      .92%(3)       1.08%      1.02%      1.18%       1.33%(3)
                                            -----------------------------------------------------------
Portfolio Turnover Rate                         26%            51%        53%        58%         14%
                                            -----------------------------------------------------------
Average Commission Rate Paid                $0.0550       $0.0568    $0.0587         --          --
                                            -----------------------------------------------------------
Net Assets, End of Period (in millions)     $316.6         $256.3     $158.5      $96.7       $70.7
                                            -----------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

   3) Annualized.

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger&Berman Management Incorporated
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
Institutional Services 800-366-6264

SUB-ADVISER
Neuberger&Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger&Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

Neuberger&Berman Management Inc., Neuberger&Berman Focus Fund, Neuberger&Berman Genesis Fund, Neuberger&Berman Guardian Fund, Neuberger&Berman International Fund, Neuberger&Berman Manhattan Fund, Neuberger&Berman Partners Fund, and Neuberger&Berman Socially Responsive Fund are registered service marks of Neuberger&Berman Management Inc.
-C- 1998 Neuberger&Berman Management Inc.

OFFICERS AND TRUSTEES

EQUITY MANAGERS TRUST/
NEUBERGER&BERMAN EQUITY FUNDS
Stanley Egener                               GLOBAL MANAGERS TRUST
 CHAIRMAN OF THE BOARD AND TRUSTEE           Stanley Egener
Lawrence Zicklin                               CHAIRMAN OF THE BOARD AND TRUSTEE
 PRESIDENT AND TRUSTEE                       Lawrence Zicklin
Faith Colish                                   PRESIDENT
 TRUSTEE                                     Howard A. Mileaf
Howard A. Mileaf                               TRUSTEE
 TRUSTEE                                     John T. Patterson, Jr.
Edward I. O'Brien                              TRUSTEE
 TRUSTEE                                     John P. Rosenthal
John T. Patterson, Jr.                         TRUSTEE
 TRUSTEE                                     Daniel J. Sullivan
John P. Rosenthal                              VICE PRESIDENT
 TRUSTEE                                     Michael J. Weiner
Cornelius T. Ryan                              VICE PRESIDENT
 TRUSTEE                                     Richard Russell
Gustave H. Shubert                             TREASURER
 TRUSTEE                                     Claudia A. Brandon
Daniel J. Sullivan                             SECRETARY
 VICE PRESIDENT                              Barbara DiGiorgio
Michael J. Weiner                              ASSISTANT TREASURER
 VICE PRESIDENT                              Jacqueline Henning
Richard Russell                                ASSISTANT TREASURER
 TREASURER                                   Celeste Wischerth
Claudia A. Brandon                             ASSISTANT TREASURER
 SECRETARY                                   Stacy Cooper-Shugrue
Barbara DiGiorgio                              ASSISTANT SECRETARY
 ASSISTANT TREASURER                         Lenore Joan McCabe
Celeste Wischerth                              ASSISTANT SECRETARY
 ASSISTANT TREASURER                         C. Carl Randolph
Stacy Cooper-Shugrue                           ASSISTANT SECRETARY
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

  Neuberger&Berman Management Inc.-Registered Trademark-

            605 THIRD AVENUE 2ND FLOOR
            NEW YORK, NY 10158-0180
            SHAREHOLDER SERVICES
            800-877-9700
            INSTITUTIONAL SERVICES
            800-366-6264
            WWW.NBFUNDS.COM













            Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

            [LOGO]  PRINTED ON RECYCLED PAPER                     NBESAR020298


















































                           KIRKPATRICK & LOCKHART LLP
                         1800 MASSACHUSETTS AVENUE, N.W.
                                    2ND FLOOR
                           WASHINGTON, D.C. 10036-1800

                            TELEPHONE (202) 778-9000
                            FACSIMILE (202) 778-9100


                                   May 4, 1998



VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:      Neuberger & Berman Equity Funds:
                  Neuberger & Berman Focus Fund
                  Neuberger & Berman Genesis Fund
                  Neuberger & Berman Guardian Fund
                  Neuberger & Berman International Fund
                  Neuberger & Berman Manhattan Fund
                  Neuberger & Berman Partners Fund
                  Neuberger & Berman Socially Responsive Fund
                  1933 Act File No. 2-11357
                  1940 Act File No. 811-582
                  -------------------------

Dear Sir or Madam:

         Transmitted herewith for filing is the Semi-Annual Report to Shareholders of the above-referenced series of Neuberger & Berman Equity Funds for the period ended February 28, 1998. This filing is being made pursuant to
Section 30(b)(2) of the Investment Company Act of 1940, as amended, and Rule 30b2-1 thereunder.

         If you should have any questions regarding this filing, please contact the undersigned.

                                             Sincerely,


                                             /s/ Lori L. Schneider
                                             --------------------------
                                                 Lori L. Schneider

Enclosures